PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED APRIL 6, 2020

United States
Securities and Exchange Commission

Washington, D. C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

SYNALLOY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies: _____

2.	Aggregate number of securities to which transaction applies: _____

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction: _____

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:	_____
Form Schedule or Registration Statement No.:	_____
Filing Party:	_____
Date Filed:	_____

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED APRIL 6, 2020

SYNALLOY CORPORATION

4510 COX ROAD, SUITE 201

RICHMOND, VA 23060

MESSAGE FROM THE BOARD OF DIRECTORS

Dear Fellow Shareholders –

You are cordially invited to attend the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Synalloy Corporation, a Delaware corporation (the “Company”), which is scheduled to be held at _____________ on ________, 2020 at [9:00 a.m.] ET, and any adjournments or postponements. Shareholders of the Company at the close of business on ________, 2020 are entitled to notice of, and to vote at, the Annual Meeting. Details of the business to be conducted at the Annual Meeting are given in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement. The Proxy Statement was first made available to our shareholders on or about ________, 2020. You should also have received a BLUE Proxy Card or voting instruction form and postage-paid return envelope, which are being solicited on behalf of our Board of Directors (the “Board”).

Your vote will be especially important at the Annual Meeting. As you may know, Privet Fund LP, UPG Enterprises LLC and certain of their respective affiliates (collectively, the “Dissident Group”) have notified the Company that they intend to nominate five candidates to the Board for election as directors at the Annual Meeting. Once elected, the Dissident Group’s nominees would constitute a majority of the Board. The Board does NOT endorse the election of any of the Dissident Group’s nominees and strongly urges you NOT to sign or return any proxy card sent to you by the Dissident Group. If you have previously submitted a white proxy card sent to you by the Dissident Group, you can revoke that proxy and have your shares voted for our Board’s nominees and on the other matters to be voted on at the Annual Meeting by completing, signing, dating and returning the enclosed BLUE Proxy Card or by following the instructions provided on the BLUE Proxy Card to submit a proxy over the Internet or by telephone or by attending the Annual Meeting and voting your shares in person.

We are confident that our slate of Board nominees has the right mix of professional achievement, skills, experiences and reputations that qualify each of the Company’s nominees to serve as a shareholder representative overseeing the management of the Company. We are committed to engaging with our shareholders and continuing to respond to shareholder concerns about the Company, and we believe we are in the best position to oversee the execution of our long-term strategic plan to grow and realize shareholder value. The Board unanimously recommends that you vote “FOR” the election of Messrs. Craig C. Bram, Anthony A. Callander, Henry L. Guy, Jeffrey Kaczka, James W. Terry, Jr., and Murray H. Wright and Mses. Susan S. Gayner and Amy J. Michtich.

After reading the Notice of Annual Meeting of Shareholders and the proxy statement, please mark your votes on the accompanying BLUE Proxy Card or voting instruction form, sign it and promptly return it in the accompanying postage-paid envelope. You may also vote by Internet or telephone as instructed in the proxy statement or on the BLUE Proxy Card or voting instruction form. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting.

You may receive proxy solicitation materials from the Dissident Group, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to the Dissident Group or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Dissident Group or any other statements that the Dissident Group or its representatives have made or may otherwise make. The Board, including all of its independent directors, strongly urges you NOT to sign or return any proxy card sent to you by or on behalf of the Dissident Group. Signing, dating and returning any proxy card that the Dissident Group, or any of its affiliates may send to you, even with instructions to vote “withhold” with respect to the Dissident Group’s nominees, will cancel any proxy you may have previously submitted to have your shares voted for the Board’s nominees on a BLUE Proxy Card, as only your latest proxy card or voting instruction form will be counted. Again, if you have previously submitted a white proxy card sent to you by or on behalf of the Dissident Group, you can revoke that proxy and vote for your Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed BLUE Proxy Card or voting by Internet or telephone by following the instructions specified on the BLUE Proxy Card or by voting your shares in person at the Annual Meeting.

It is very important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the Internet, as well as by telephone, or by mailing the BLUE Proxy Card or voting instruction form. Returning the proxy or voting by Internet or telephone does not deprive you of your right to attend the Annual Meeting and vote your shares in person.

Your vote and participation, no matter how many or how few shares you own, are very important to us. Your cooperation is greatly appreciated.

By Order of the Board of Directors,

Richmond, Virginia

________, 2020

The attached Notice of Annual Meeting of Shareholders and proxy statement are first being made available to shareholders beginning ________, 2020. If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of this Proxy Statement or require assistance in authorizing a proxy or voting your shares of common stock, please contact the Company’s proxy solicitor at the contact listed below:

509 Madison Avenue Suite 1206

New York, New York 10022

Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

Email: SYNL@investor.morrowsodali.com

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED APRIL 6, 2020

SYNALLOY CORPORATION

4510 COX ROAD, SUITE 201

RICHMOND, VA 23060

NOTICE OF ANNUAL MEETING

________, 2020

TO THE SHAREHOLDERS OF SYNALLOY CORPORATION

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Synalloy Corporation, a Delaware corporation (the “Company”), will be held at ____________ on ________, 2020 at [9:00 a.m.] ET.

The following important matters will be presented for your consideration.

1.	To elect eight nominees to the Company’s Board of Directors (the “Board”), each to hold office until the 2021 Annual Meeting of Shareholders or until his or her respective successor is elected and qualified (Proposal 1);

2.	To approve, on a non-binding advisory basis, of the compensation of our named executive officers (say-on-pay) (Proposal 2); and

3.	To ratify the appointment of KPMG, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal 3).

Shareholders may also consider such other business as may properly be brought before the meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting. The Board unanimously recommends a vote “FOR” each of the eight nominees for director named in the accompanying Proxy Statement and a vote “FOR” each of Proposal 2 and 3 on the enclosed BLUE Proxy Card.

Only shareholders of record at the close of business on ________, 2020 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. The Annual Meeting may be adjourned or postponed from time to time. At any adjourned or postponed meeting, action with respect to matters specified in this notice may be taken without further notice to shareholders, unless required by law or the Company’s Bylaws, as amended (the “Bylaws”).

A complete list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting during ordinary business hours, at the Company’s headquarters, 4510 Cox Road, Suite 201, Richmond, Virginia 23060. The transfer books of the Company will not be closed.

All shareholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend, we encourage you to submit your proxy as soon as possible using one of three convenient methods by (i) accessing the Internet site described in the BLUE Proxy Card or voting instruction form provided to you, (ii) calling the toll-free number in the BLUE Proxy Card or voting instruction form provided to you, or (iii) completing, signing, dating and returning the enclosed BLUE Proxy Card promptly in the accompanying envelope, which requires no postage if mailed in the United States, or voting instruction form provided to you. You are urged to complete and submit the enclosed BLUE Proxy Card, even if your shares were sold after such date.

If your broker, bank, trustee or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive a voting instruction form from the holder of record. You must provide voting instructions by filling out the voting instruction form in order for your shares to be voted. We recommend that you instruct your broker or other nominee to vote your shares on the enclosed BLUE Proxy Card. The proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting.

Your vote will be especially important at the Annual Meeting. Privet Fund LP, UPG Enterprises LLC and certain of their respective affiliates (collectively, the “Dissident Group”) have notified the Company that they intend to nominate five candidates to the Board for election as directors at the Annual Meeting. You may receive proxy solicitation materials from the Dissident Group, including proxy statements and proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to the Dissident Group or the nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Dissident Group or any other statements that the Dissident Group or its representatives have made or may otherwise make. Signing, dating and returning any proxy card that the Dissident Group, or any of its affiliates may send to you, even with instructions to vote “withhold” with respect to the Dissident Group’s nominees, will cancel any proxy you may have previously submitted to have your shares voted for the Board’s nominees on a BLUE proxy card, as only your latest proxy card or voting instruction form will be counted. Again, if you have previously submitted a white proxy card sent to you by or on behalf of the Dissident Group, you can revoke that proxy and vote for your Board’s nominees and on the other matters to be voted on at the Annual Meeting by using the enclosed BLUE Proxy Card or voting by Internet or telephone by following the instructions specified on the BLUE Proxy Card or by voting your shares in person at the Annual Meeting. If you are a participant in the Synalloy Corporation 401(k) Plan/Employee Stock Ownership Plan (the “401(k)/ESOP Plan”) and you own shares of our Common Stock through the 401(k)/ESOP Plan, you should follow the instructions provided by the 401(k)/ESOP Plan trustee with respect to having the shares allocated to you in the 401(k)/ESOP Plan voted at the Annual Meeting.

The Board, including all of its independent directors, strongly and unanimously recommends that you vote on the BLUE Proxy Card or voting instruction form “FOR” the election of Messrs. Craig C. Bram, Anthony A. Callander, Henry L. Guy, Jeffrey Kaczka, James W. Terry, Jr., and Murray H. Wright and Mses. Susan S. Gayner and Amy J. Michtich.

The nominees of the Board for election as directors of the Company are listed in the accompanying Proxy Statement and BLUE Proxy Card. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, AFTER READING THE ACCOMPANYING PROXY STATEMENT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED BLUE PROXY CARD AND PROMPTLY SUBMIT YOUR PROXY BY INTERNET, TELEPHONE OR MAIL AS DESCRIBED ON THE BLUE PROXY CARD. PLEASE NOTE THAT EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU VOTE USING THE ENCLOSED BLUE PROXY CARD PRIOR TO THE ANNUAL MEETING TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, IF YOU ARE A RECORD HOLDER OF SHARES, OR A BENEFICIAL OWNER WHO OBTAINS A “LEGAL” PROXY FROM YOUR BROKER, BANK, TRUSTEE OR OTHER NOMINEE, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES IN PERSON. IF YOU ARE AN 401(K)/ESOP PLAN PARTICIPANT AND WANT TO REVOKE ANY PRIOR VOTING INSTRUCTIONS YOU PROVIDED TO THE 401(K)/ESOP PLAN TRUSTEE IN RESPECT OF THE ANNUAL MEETING, YOU MUST CONTACT THE 401(K)/ESOP PLAN TRUSTEE.

Regardless of the number of shares of common stock of the Company that you own, your vote will be important. Thank you for your continued support, interest and investment in Synalloy Corporation.

By order of the Board of Directors

Sally M. Cunningham
Secretary

Richmond, Virginia

________, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON ________, 2020.

The accompanying Proxy Statement, the accompanying BLUE Proxy Card, and the Company’s Annual Report to Shareholders (including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019) are available free of charge at www.proxyvote.com. Information on this website, other than this Proxy Statement, is not a part of this Proxy Statement.

Please sign, date and promptly return the enclosed BLUE Proxy Card in the envelope provided, or grant a proxy and give voting instructions by Internet or telephone, so that you may be represented at the Annual Meeting. Instructions are on your BLUE Proxy Card or on the voting instruction form provided by your broker.

Brokers cannot vote on any of the proposals without your instructions.

********************

The accompanying Proxy Statement provides a detailed description of the business to be conducted at the Annual Meeting. We urge you to read the accompanying Proxy Statement, including the appendices, carefully and in their entirety.

If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of this Proxy Statement or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact the Company’s proxy solicitor at the contact listed below:

509 Madison Avenue Suite 1206

New York, New York 10022

Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

Email: SYNL@investor.morrowsodali.com

The 2020 Annual Report on Form 10-K is furnished herewith.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON ________, 2020

The Company’s 2019 Annual Report to Shareholders, 2019 Annual Report on Form 10-K and 2020 Proxy Statement are available via the Internet at http://investor.synalloy.com.

SYNALLOY CORPORATION

2020 Proxy Statement

i

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED APRIL 6, 2020

SYNALLOY CORPORATION

4510 COX ROAD, SUITE 201

RICHMOND, VA 23060

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

________, 2020

This Proxy Statement and the accompanying BLUE Proxy Card, along with the 2019 Annual Report to Shareholders (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2019) is being made available to shareholders on or about ________, 2020 in connection with the solicitation by the Board of Directors (the “Board”) of Synalloy Corporation, a Delaware corporation (the “Company”) of proxies to be voted at the Annual Meeting of Shareholder (the “Annual Meeting”), which will be held on ________, 2020 at [9:00 a.m.] ET, at ___________, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. Any shareholder giving such a proxy may revoke it at any time before it is exercised by written notice to the Corporate Secretary of the Company at the above-stated address, by giving a later dated proxy or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself have the effect of revoking the proxy.

As used in this Proxy Statement, the terms “the Company”, “we”, “us”, and “our” refer to Synalloy Corporation.

Our Director Nominees

You are being asked to vote on the election of the 8 nominees listed below. Additional information about each Director nominee’s background and experience can be found beginning on page 21.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3, USING THE ENCLOSED BLUE PROXY CARD.

THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD SENT TO YOU BY PRIVET FUND LP, UPG ENTERPRISES LLC AND ANY OF THEIR RESPECTIVE AFFILIATES (COLLECTIVELY, THE “DISSIDENT GROUP”), EVEN AS A PROTEST VOTE, AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.

Name	Position	Age	Board Tenure	Committee Memberships
Craig C. Bram	President and Chief Executive Officer of the Company	61	16 years
Anthony A. Callander	Principal at Business Value Consultancy; Former Partner at Ernst & Young, LLP	73	8 years	Audit (Chair) CG
Susan S. Gayner	President and CEO of ParkLand Ventures, Inc.; Independent Director of Constellation Software Inc.	59	4 years	Comp CG (Chair)
Henry L. Guy	President and CEO of Modern Holdings Incorporated; Former Managing Director of Anima Regni Partners	51	8 years	Audit Comp (Chair)
Jeffrey Kaczka	Former Chief Financial Officer at MSC Industrial Direct, Genworth Financial Inc., Owens & Minor, Inc., Allied Worldwide, Inc. and I-Net, Inc.	60	1 year	Audit CG
Amy J. Michtich	Vice President/General Manager, North American Operations of The Scotts Miracle Gro Company; Former Chief Supply Chain Officer of Molson Coors Canada; Former Operations Manager at Miller Brewing Company	51	6 years	Comp CG
James W. Terry, Jr.	Director of Strategic Investments at Hollingsworth Funds, Inc.; Former President of Carolina First Bank	72	8 years	Audit Comp
Murray H. Wright (Chairman of the Board)	Former Senior Counsel at DurretteCrump PLC; Former Partner at VanDeventer Black LLP	74	19 years

Comp	Compensation & Long-Term Incentive
CG	Corporate Governance

Corporate Governance Highlights

Director Independence	● ●	7 of 8 director nominees are independent 3 fully independent Board committees: Audit, Compensation & Long-Term Incentive, Corporate Governance
Board Accountability	● ●	Declassified Board – all directors are elected annually Majority vote standard for charter and bylaw amendment
Board Leadership	● ● ●

Separate CEO and Chairman roles

Annual assessment and determination of Board leadership structure

Independent Chairman has strong role and significant governance duties, including chair of

Executive Sessions of independent directors

Board Evaluation and Effectiveness	● ●	Annual Board and committee self-assessments Annual independent director evaluation of Chairman and CEO
Board Refreshment & Diversity	● ● ● ●	Balance of new and experienced directors, with 2 directors added in the last 5 years Retirement Policy in place 2 directors are women Robust Board self-evaluation process drives refreshment
Director Engagement	● ●	Shareholder ability to contact directors All of our directors attended our 2019 Annual Meeting of Shareholders, at which management and the directors responded to each shareholder question
Director Access	● ● ●

Significant interaction with senior business leaders through regular business reviews

Directors have access to senior management and other employees

Directors have ability to hire outside experts and consultants and to conduct independent investigations

DIRECTOR SKILLS AND EXPERIENCES

	Murray H. Wright	Craig C. Bram	Anthony A. Callander	Susan S. Gayner	Henry L. Guy	Jeffrey Kaczka	Amy J. Michtich	James W. Terry, Jr.
Public Company Leadership and Strategy		X		X	X	X	X
Financial Management / Reporting / Audit		X	X		X	X		X
Finance / Banking	X		X			X		X
Capital Markets / M&A	X	X	X	X	X	X	X	X
Manufacturing / Supply Chain / Logistics		X	X	X		X	X
Operations / Technical Experience (Metals / Chemicals)		X		X		X
Corporate Governance and Other Public Company Directorship	X			X	X
Risk Management	X	X	X	X	X	X	X	X
Capital Allocation	X	X	X		X	X	X	X
Legal & Regulatory	X						X	X

Public Company Leadership and Strategy

Directors with significant public company leadership experience, including current and former chief executive officers, provide the Company with special insights. These directors possess a hands-on knowledge of how large organizations operate, including the importance of corporate strategy and risk management, and how these factors impact the Company’s operations and controls.

Financial Management / Reporting / Audit

Directors with an understanding of financial and accounting reporting processes, particularly in large public company organizations, provide an important oversight role. These directors ensure effective oversight of the Company’s financial measures and processes, which is critical to the Company’s legal compliance and overall success.

Finance / Banking

Directors with an understanding of finance and banking, especially with respect to trends in debt and equity markets, provide an important role. These directors provide the Company with the expertise to make sound business judgments and engage in transactions that are supported by the Company’s finances.

Capital Markets / M&A

Directors with capital markets and M&A experience provide the Company with valuable insights into potential strategic transactions, as well as important skills in deal analysis and negotiation. Such directors help to evaluate worthwhile opportunities and advise the rest of the Board as to its role and obligations when contemplating potential mergers, acquisitions, or other similar transactions.

Manufacturing / Supply Chain / Logistics

Directors with manufacturing, supply chain, and logistics experience play an important role, by providing the Company with strategic guidance in areas critically important to its business and allowing the Company to be more competitive and efficient.

Operations / Technical Expertise (Metals / Chemicals)

Directors with operations and technical expertise in metals and chemicals provide the Company with special insights. These directors possess knowledge of how to best allocate resources and support production of the Company’s products.

Corporate Governance and Other Public Company Directorship

Directors with corporate governance and other public company directorship experience provide an important oversight role. These directors carry out the responsibilities relating to strong Board and management accountability, and the development and maintenance of the corporate governance policies and related matters required by the federal securities laws.

Risk Management

Directors with risk management expertise help the Company to identify and anticipate risks so that the Company can take only those risks that are consistent with its business objectives, and keep all other risks controlled.

Capital Allocation

Directors with experience in capital allocation prove instrumental in helping the Board collaborate with management to shape and execute a strategy with respect to the distribution and investment of the Company’s financial resources. Specifically, such directors will provide guidance in prioritizing among the many options available to a company looking to allocate excess capital, including whether to make a distribution to shareholders, engage in acquisitions or other strategic transactions, or invest in organic growth. As such, these directors aid the Company in making key decisions about the profits and long-term health of the Company.

Legal & Regulatory

Directors with legal knowledge and experience are able to advise the Board in its oversight role and in appropriate communications with shareholders. As a public company, the Company is subject to myriad regulatory and other legal requirements and elevated scrutiny from federal and state sources, which legally experienced directors can help the Board to navigate. This helps to ensure that the Company remains legally compliant at all times as it executes its business strategy, and this experience is especially helpful during current times of increased uncertainty and volatility in global markets and politics.

Questions and Answers About the Proxy Materials, Annual Meeting and Voting

When and where will the Annual Meeting be held?

The Annual Meeting will be on _____________, 2020, at [9:00 a.m.] ET, at _________________.

Why am I receiving this Proxy Statement?

The Board is soliciting your proxy to vote at the Annual Meeting because you owned shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), at the close of business on the Record Date, and therefore, are entitled to vote at the Annual Meeting on the following proposals:

●	Proposal 1: To elect eight nominees named in this Proxy Statement to serve on the Board, each until the next annual meeting of shareholders and until his or her respective successor is duly elected and qualified;
●	Proposal 2: To approve, by a non-binding advisory vote, the compensation paid to the Company’s named executive officers; and
●	Proposal 3: To ratify the appointment of KPMG, LLP (“KPMG”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Is my vote important?

Your vote will be particularly important at the Annual Meeting. As you may know, the Company has received a notice from the Dissident Group regarding its intent to nominate a slate comprised of five candidates to the Board for election as directors, (each, a “Dissident Group Nominee” and collectively, the “Dissident Group Nominees”), in opposition to the eight nominees recommended by the Board. If elected, the Dissident Group Nominees would constitute a majority of the Board.

The Board recommends a vote “FOR” the election of each of the director nominees named in this proxy statement on the enclosed BLUE Proxy Card, and strongly urges you NOT to sign or return any proxy card(s) or voting instruction form(s) that you may receive from the Dissident Group. Please be advised that we are not responsible for the accuracy of any information provided by or relating to the Dissident Group or any Dissident Group Nominee contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Dissident Group or any other statements that the Dissident Group or its representatives have made or may otherwise make.

To vote “FOR” any of the Board’s nominees, you must complete, sign, date and return the enclosed BLUE Proxy Card or follow the instructions provided in the BLUE Proxy Card for submitting a proxy over the Internet or by telephone or vote in person at the Annual Meeting.

If you have previously signed any proxy card sent to you by the Dissident Group in respect of the Annual Meeting, you can revoke it by completing, signing, dating and returning the enclosed BLUE Proxy Card or by following the instructions provided in the BLUE Proxy Card for submitting a proxy to vote your shares over the Internet or by telephone or voting in person at the Annual Meeting. Completing, signing, dating and returning any proxy card that the Dissident Group may send to you, even with instructions to vote “withhold” with respect to the Dissident Group Nominees, will cancel any proxy you may have previously submitted to have your shares voted for the Board’s nominees as only your latest proxy card or voting instruction form will be counted. Beneficial owners whose shares are held in “street name” should follow the voting instructions provided by their bank, broker, trustee or other nominee to ensure that their shares are represented and voted at the Annual Meeting, or to revoke prior voting instructions. The Board urges you to complete, sign, date and return only the enclosed BLUE Proxy Card.

Who is soliciting my proxy?

The Board, on behalf of the Company, is soliciting your proxy to vote your shares of Common Stock on all matters scheduled to come before the Annual Meeting, whether or not you attend the meeting. By completing, signing, dating and returning the BLUE Proxy Card or voting instruction form, or by transmitting your proxy and voting instructions over the Internet or by telephone, you are authorizing the proxy holders to vote your shares of Common Stock at the Annual Meeting as you have instructed. Proxies will be solicited on behalf of the Board by the Company’s directors, director nominees, and certain executive officers of the Company. Such persons are listed in Appendix A to this Proxy Statement.

Additionally, the Company has retained Morrow Sodali LLC (“Morrow Sodali”), a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited through press releases, investor presentations or other communications issued by us, postings on our corporate website or other websites or otherwise. Unless expressly indicated otherwise, information contained on our corporate website is not part of this proxy statement. In addition, none of the information on the other websites, if any, listed in this proxy statement is part of this proxy statement. Such website addresses are intended to be inactive textual references only.

Will there be a proxy contest at the Annual Meeting?

The Dissident Group has nominated a slate of five individuals for election as directors to the Board at the Annual Meeting. The Dissident Group Nominees have NOT been endorsed by the Board. You may receive proxy solicitation materials from the Dissident Group, including proxy statements and white proxy cards. The Board recommends that you disregard them. We are not responsible for the accuracy of any information provided by or relating to the Dissident Group or any Dissident Group Nominee contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Dissident Group or any other statements that the Dissident Group or its representatives have made or may otherwise make.

Our Board is pleased to nominate for election as directors the following eight persons — Craig C. Bram, Anthony A. Callander, Henry L. Guy, Jeffrey Kaczka, James W. Terry, Jr., and Murray H. Wright and Mses. Susan S. Gayner and Amy J. Michtich — named in this Proxy Statement and on the enclosed BLUE Proxy Card. We believe our eight nominees have the breadth of relevant and diverse experiences, integrity and commitment necessary to continue to grow the Company for the benefit of all of the Company’s shareholders.

How does the Board recommend that I cast my vote?

Our Board unanimously recommends that you vote by proxy using the BLUE Proxy Card with respect to the proposals as follows:

●	“FOR” the election of Messrs. Craig C. Bram, Anthony A. Callander, Henry L. Guy, Jeffrey Kaczka, James W. Terry, Jr., and Murray H. Wright and Mses. Susan S. Gayner and Amy J. Michtich to serve on the Board, each until the next annual meeting of shareholders and until his or her successor is duly elected and qualified;
●	“FOR” the non-binding, advisory resolution approving the compensation of the Company’s named executive officers for 2020; and
●	“FOR” the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020.

Why is the Board making such recommendations?

We describe each proposal and the Board’s reason for its recommendation with respect to each proposal on pages 21, 45, 47 and elsewhere in this Proxy Statement.

Who is entitled to vote at the Annual Meeting?

The Board has set ________, 2020 as the Record Date for the Annual Meeting. You are entitled to notice and to vote if you were a shareholder, as of the close of business on ________, 2020. You are entitled to one vote on each proposal for each share of Common Stock you held on the Record Date, except shareholders have the right to cumulate votes in regard to the election of directors. Your shares may be voted at the Annual Meeting only if you are present in person or your shares are represented by a valid proxy. At the close of business on the Record Date, there were [●] shares of our Common Stock issued, outstanding and eligible to be voted at the Annual Meeting.

What is the difference between a shareholder of “record” and a “street name” owner?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares. The Company sent the proxy materials directly to you. The BLUE Proxy Card accompanying this Proxy Statement will provide information regarding how to vote your shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. You are considered to be the beneficial owner of those shares and your shares are said to be held in “street name,” and the proxy materials are being forwarded to you by that organization. Street name owners generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares. If you do not provide that organization specific direction on how to vote, your shares held in the name of that organization may not be voted and will not be considered entitled to vote on any matters to be considered at the Annual Meeting, and as such, will not be considered present at the Annual Meeting. If you own your shares in “street name,” please instruct your bank, broker, trustee or other nominee how to vote your shares using the BLUE voting instruction form provided by your bank, broker, trustee or other nominee so that your vote can be counted. The BLUE voting instruction form provided by your bank, broker, trustee or other nominee may also include information about how to submit your voting instructions over the Internet or by telephone, if such options are available.

What constitutes a quorum?

Except where otherwise provided by applicable Delaware law, our Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) or the Bylaws, as amended (the “Bylaws”), the presence, in person or by proxy, of the holders of a majority of the outstanding shares of stock of the Company entitled to vote, constitutes a quorum for the transaction of business, which is required to hold and conduct business at the Annual Meeting. The inspector of election will determine whether a quorum is present. At the close of business on the Record Date, [●] shares of Common Stock were outstanding and entitled to vote at the Annual Meeting. Shares are counted as present at the Meeting if:

●	you attend the Annual Meeting ; or
●	your shares are represented by a properly authorized and submitted proxy (submitted over the Internet, by telephone or by mail).

If you are a record holder and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if you provide voting instructions to your broker, bank, trustee or other nominee and such broker, bank, trustee or other nominee submits a proxy covering your shares. In the absence of a quorum, the Annual Meeting may be adjourned, from time to time, by vote of the holders of a majority of the shares represented at such meeting (but no other business shall be transacted at such meeting), without any notice if the time and place thereof are announced at the meeting at which the adjournment is taken unless the adjournment is for more than thirty days, or unless after the adjournment a new record date is fixed for the adjourned meeting, in which event a notice of the adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting.

Who can attend the Annual Meeting?

Admission to the Annual Meeting is limited to shareholders and their duly appointed proxy holders as of the close of business on the Record Date with proof of ownership of Common Stock, as well as valid government-issued photo identification, such as a valid driver’s license or passport. If your shares are held in “street name” and you plan to attend the Annual Meeting, you must present proof of your ownership of Common Stock, such as a bank or brokerage account statement, as well as valid government-issued photo identification to be admitted to the Annual Meeting. Any holder of a proxy from a shareholder must present the proxy card, properly executed, and a copy of proof of ownership as well as valid government-issued photo identification.

We will be unable to admit anyone who does not present identification or refuses to comply with our rules of conduct for the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the Annual Meeting. These rules provide, among other things, that no cameras, recording equipment, electronic devices, large bags or packages will be permitted at the Annual Meeting. You are encouraged to submit a BLUE proxy card to have your shares voted regardless of whether or not you plan to attend the Annual Meeting.

Your vote is very important. Please submit your BLUE Proxy Card even if you plan to attend the Annual Meeting.

How do I vote my shares?

The process for voting your shares depends on how your Common Stock is held. Generally, you may hold Common Stock in your name as a “shareholder of record” or in an account with a broker, bank, trust or other nominee (i.e., in “street name”). If your shares are registered in your name, you may vote your shares in person at the Annual Meeting or by proxy whether or not you attend the Annual Meeting. If your shares are held in the name of a broker, bank, trust or other nominee, you will receive instructions from the nominee that you must follow in order for your shares to be voted. Your broker is not permitted to vote your shares on any of the proposals at the Annual Meeting without receiving your voting instructions.

Participants in the Synalloy Corporation 401(k)/ESOP Plan

If you are a participant in the Synalloy Corporation 401(k) Plan/Employee Stock Ownership Plan (the “401(k)/ESOP Plan”) and you own shares of our Common Stock through the 401(k)/ESOP Plan, the BLUE Proxy Card sent to you will also serve as your voting instruction form to the 401(k)/ESOP Plan trustee, who actually votes the shares of our Common Stock that you own through the 401(k)/ESOP Plan. If you do not provide voting instructions for these shares to the trustee by 11:59 p.m. ET, ________, 2020 (the “Plan Cut-Off Date”), as directed by the terms of the 401(k)/ESOP Plan, the Company, in its capacity as the 401(k)/ESOP Plan administrator, will instruct the trustee to vote those 401(k)/ESOP Plan shares “FOR” all the director nominees named in this Proxy Statement and “FOR” all other proposals.

Voting Methods

If you are a shareholder as of the close of business on the Record Date, you can vote your shares by any of the methods below:

VOTE BY INTERNET - www.proxyvoting.com/SYNL (for shareholder of record); www.proxyvote.com (for beneficial owners of shares held in street name)

Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your BLUE Proxy Card or voting instruction form in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE -- 1-800-213- 6370 (for shareholder of record); 1-800-690-6903 (for beneficial owners of shares held in street name)

Use any touch-tone telephone to transmit your voting instructions. Have your BLUE Proxy Card or voting instruction form in hand when you call and then follow the instructions.

VOTE BY MAIL

If you are a shareholder of record, please sign and date your BLUE Proxy Card and return it in the postage-paid envelope we have provided or return it to Michael A. Verrechia, c/o Morrow Sodali, 509 Madison Avenue Suite 1206, New York, New York 10022. If you are a beneficial owner whose shares are held in street name, please return a properly signed and dated voting instruction form by following the instructions specified in the form.

VOTE IN PERSON

Shares held in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank, trust or other nominee that holds your shares as of the Record Date, indicating that you were a beneficial owner of shares as of the close of business on such date and the number of shares that you beneficially owned at that time.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions by Internet, telephone, or mail so that your vote will be counted if you later decide not to attend the Annual Meeting. The Internet and telephone voting facilities will close at 11:59 p.m. ET for shareholders of record and for shares held beneficially in street name on ________, 2020 or, for 401(k)/ESOP Plan participants, at 11:59 p.m. ET on the Plan Cut-Off Date. Shareholders who submit a proxy by Internet or telephone need not return a proxy card or the voting instruction form forwarded by your broker, bank, trust or other holder of record by mail.

If you would like to reduce the costs incurred by the Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. If you are a participant in the 401(k)/ESOP Plan, although you may attend the Annual Meeting, you will not be able to cast a vote at the Annual Meeting with respect to any shares you hold through the 401(k)/ESOP Plan.

If you have any questions or require assistance in submitting a proxy for your shares, please call Morrow Sodali at (800) 662-5200 (toll free for shareholders) or (203) 658-9400 (call collect for banks and brokers).

Can I revoke or change my vote after I deliver my proxy?

As a shareholder as of the Record Date, if you submit a proxy, you may revoke your proxy at any time before it is voted at the Annual Meeting by (i) providing notice in writing of revocation that is dated later than the date of your proxy to the attention of our Corporate Secretary at 4510 Cox Road, Suite 201, Richmond, VA 23060; (ii) by submitting a valid proxy bearing a later date over the Internet, by telephone or by mail to the Company’s office at 4510 Cox Road, Suite 201, Richmond, VA 23060, prior to the Annual Meeting; or (iii) by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy.

Shareholders whose shares are held in street name with a broker, bank, trust or other nominee may change or revoke their proxy instructions by following the instructions of their broker or other nominee or submitting new voting instructions to the broker or other nominee. Such shareholders may also vote in person at the Annual Meeting if they obtain a legal proxy from their broker, bank, trust or other nominee which holds their shares in street name.

If you have previously submitted a white proxy card sent to you by the Dissident Group, you may change your vote by completing and returning the enclosed BLUE Proxy Card in the accompanying postage-paid envelope or by voting over the Internet or by telephone by following the instructions on your BLUE Proxy Card. Submitting any proxy card sent to you by the Dissident Group will revoke votes you have previously made via the Company’s BLUE Proxy Card.

Has the Company received notice from one or more shareholders that they are intending to nominate director candidates or bring proposals at the Meeting?

Yes. Based on recently available public filings, the Dissident Group has indicated beneficial ownership of an aggregate 2,258,908 shares of our Common Stock (representing approximately 24.94% of outstanding Common Stock), and the Dissident Group has delivered notice to the Company of its intention to nominate five candidates to the Board for election as directors in opposition to the eight nominees recommended by the Board.

The Board strongly urges you NOT to sign or return any proxy cards or voting instruction forms that you may receive from the Dissident Group, including to vote “withhold” with respect to the Dissident Group Nominees. If you wish to vote pursuant to the recommendation of the Board, you should disregard any proxy card that you receive other than the BLUE Proxy Card.

What does it mean if I receive more than one notice from the Company or BLUE Proxy Card?

Because the Dissident Group has submitted the Dissident Group Nominees to the Board in opposition to the slate proposed by the Board, we may conduct multiple mailings prior to the Annual Meeting to ensure shareholders have our latest proxy information and materials to vote. In that event, we will send you a new BLUE Proxy Card or voting instruction form with each mailing, regardless of whether you have previously voted. You may also receive more than one set of proxy materials, including multiple BLUE Proxy Cards, if you hold shares that are registered in more than one account—please vote the BLUE Proxy Card for every account you own. The latest dated proxy you submit will be counted, and IF YOU WISH TO VOTE AS RECOMMENDED BY THE BOARD, THEN YOU SHOULD ONLY SUBMIT BLUE PROXY CARDS AND DISREGARD ANY PROXY CARD SENT TO YOU BY THE DISSIDENT GROUP.

What should I do if I receive a proxy card from the Dissident Group?

The Dissident Group has nominated a slate of five individuals for election as directors to the Board in opposition to the eight nominees proposed by the Board. We expect that you may receive proxy solicitation materials from the Dissident Group, including opposition proxy statements and proxy cards. The Board strongly urges you NOT to sign or return any proxy cards or voting instruction forms that you may receive from the Dissident Group, including to vote “withhold” with respect to the Dissident Group Nominees. We are not responsible for the accuracy of any information provided by or relating to the Dissident Group or the Dissident Group Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, the Dissident Group or any other statements that the Dissident Group or its representatives have made or may otherwise make. If you have already voted using the white proxy card provided by the Dissident Group, you have every right to change your vote by completing and returning the enclosed BLUE Proxy Card or by voting over the Internet or by telephone by following the instructions provided on the enclosed BLUE Proxy Card or voting instruction form or by voting in person at the Annual Meeting. Only the latest proxy you submit will be counted. If you vote “withhold” on the Dissident Group Nominees using the white proxy card sent to you by the Dissident Group, your vote will not be counted as a vote for any of the director nominees recommended by the Board, but will result in the revocation of any previous vote you may have cast on the BLUE Proxy Card. If you wish to vote pursuant to the recommendation of the Board, you should disregard any proxy card that you receive other than the BLUE Proxy Card. If you have any questions or need assistance voting, please call Morrow Sodali at (800) 662-5200 (toll free for shareholders) or (203) 658-9400 (call collect for banks and brokers). If you are a 401(k)/ESOP Plan participant and want to revoke any prior voting instructions you provided to the 401(k)/ESOP Plan trustee in respect of the Annual Meeting, you must contact the 401(k)/ESOP Plan trustee.

Is cumulative voting permitted for the election of directors?

You have the right to cumulate your votes by distributing a number of votes, determined by multiplying the number of directors to be elected at the Annual Meeting (i.e., eight) by the number of your shares as of the close of business on the Record Date, to one individual nominee or among two or more nominees. Unless contrary instructions are provided on the enclosed BLUE Proxy Card or voting instruction form, the persons named as proxies may cast all of their votes “For” or “Withhold” with respect to the nominees or may allocate the votes among the nominees in accordance with their discretion.

However, you will NOT be permitted to distribute your votes between the candidates recommended by our Board listed on the BLUE Proxy Card and the Dissident Group’s nominees on the white proxy card sent to you by the Dissident Group. This is because any vote with respect to any of the Dissident Group’s nominees on its white proxy card will revoke any previous proxy submitted by you, including any previous proxy FOR the Company’s nominees. THE BOARD STRONGLY AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS DO NOT RETURN ANY WHITE PROXY CARD SENT TO YOU BY THE DISSIDENT GROUP, EVEN AS A PROTEST VOTE AGAINST ANY OF ITS GROUP MEMBERS OR NOMINEES. Your Board strongly and unanimously urges you to DISCARD all white proxy cards or other materials sent to you by the Dissident Group.

How will my shares be voted?

Shareholders as of the close of business on the Record Date are entitled to one vote for each share of Common Stock held on each matter to be voted upon at the Meeting, except shareholders have the right to cumulate votes in regard to the election of directors. All shares entitled to vote and represented by properly submitted proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. Where a choice has been specified on the BLUE Proxy Card with respect to the proposals, the shares represented by the BLUE Proxy Card will be voted as you specify. If you return a validly executed BLUE Proxy Card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR” the election of the eight Board nominees set forth on the BLUE Proxy Card (Proposal 1); “FOR” the non-binding, advisory resolution approving the compensation of the Company’s named executive officers (Proposal 2); and “FOR” the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ended December 31, 2020 (Proposal 3).

What happens if I do not specify how I want my shares voted? What is discretionary voting? What is a broker non-vote?

As a shareholder as of the close of business on the Record Date, if you properly complete, sign, date and return a BLUE Proxy Card or voting instruction form, your shares of Common Stock will be voted as you specify. However, if you are a shareholder of record and you return an executed BLUE Proxy Card or submit your proxy by telephone or Internet and do not specify how you want your shares voted, the persons named as proxies will vote your shares:

●	“FOR” the election of the eight Board nominees listed on the BLUE Proxy Card (i.e., Messrs. Craig C. Bram, Anthony A. Callander, Henry L. Guy, Jeffrey Kaczka, James W. Terry, Jr., and Murray H. Wright and Mses. Susan S. Gayner and Amy J. Michtich), each to serve on the Board until the next annual meeting of shareholders and until his or her respective successor is duly elected and qualified;
●	“FOR” the approval of the non-binding, advisory resolution approving the compensation of the Company’s named executive officers; and
●	“FOR” the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020.

A “broker non-vote” occurs when a broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote the shares. If you own your shares beneficially in street name through a broker and do not provide voting instructions to your broker, your shares will be considered to be broker non-votes and will not be counted for establishing the presence of a quorum and will not be voted on any proposal on which your broker does not have discretionary authority to vote.

To the extent that the Dissident Group provides a proxy card to shareholders in street name, none of the proposals at the Annual Meeting are considered a discretionary matter. As a result, if you own your shares beneficially in street name through a broker, then we encourage you to provide voting instructions to the broker that holds your shares by carefully following the instructions provided in their notice to you.

What is the effect of abstentions and broker non-votes on voting?

Abstentions will be counted as present at the Meeting for the purpose of determining a quorum. Because each director nominee will require more “FOR” votes than the director nominees who receive the least number of votes in order to be elected, “withhold” votes have no effect on the outcome of Proposal 1. To approve the advisory votes on the compensation of the Company’s named executive officers and to ratify the appointment of KPMG as the Company’s independent registered public accounting firm for 2020, if a quorum is present, the affirmative vote of a majority of the voting power represented at the Annual Meeting is required for approval. As a result, abstention votes will have the same effect as a vote “AGAINST” such matters.

A broker non-vote occurs when the broker is unable to vote on a proposal because the proposal is not routine and the shareholder who owns the shares in “street name” has not provided any voting instructions to the broker on that matter. Even though the Company’s Common Stock is listed on the Nasdaq Global Market, the rules of the New York Stock Exchange (“NYSE”) apply to brokers that are NYSE members voting on matters being submitted to shareholders at the Annual Meeting. Under the rules of the NYSE, if a proposal is routine, a broker holding shares for an owner in street name may vote on the proposal without voting instructions. Because we are facing a contested election, the NYSE rules governing brokers’ discretionary authority do not permit brokers to exercise discretionary voting power regarding any of the proposals to be voted on at the Annual Meeting. As a result, brokers are not entitled to vote on any of the proposals at the Annual Meeting without receiving voting instructions from the beneficial owners, and thus the underlying shares will not be counted for establishing the presence of a quorum, and will have no effect on the outcome of Proposals 1, 2 or 3. If you do not provide voting instructions to your broker holding shares of Common Stock for you, your shares will not be voted with respect to any proposal. We therefore encourage you to provide voting instructions on a BLUE Proxy Card or the voting instruction form provided by the broker that holds your shares, in each case by carefully following the instructions provided.

Could other matters be decided at the Annual Meeting?

We do not expect any other items of business will be presented for consideration at the Annual Meeting other than those described in this proxy statement. However, by completing, signing, dating and returning a BLUE Proxy Card or submitting your proxy or voting instructions over the Internet or by telephone, you will give to the persons named as proxies discretionary voting authority with respect to any matter that may properly come before the Annual Meeting, and of which we did not have notice at least by February 17, 2020, which is 45 days before the date on which we first made available the proxy materials for our 2019 Annual Meeting of Shareholders, and such persons named as proxies intend to vote on any such other matter in accordance with their best judgment.

Who will count the votes?

All votes will be tabulated as required by Delaware law, the state of our incorporation, by the independent inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Shares held by persons attending the Annual Meeting but not voting and shares represented by proxies that reflect abstentions as to one or more proposals will be counted as present for purposes of determining a quorum. Broker non-votes will not be counted as present for purposes of determining a quorum.

When will the voting results be announced?

The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.

What vote is required with respect to the proposals?

Election of Directors. Pursuant to our Bylaws, if a quorum is present at the Annual Meeting, with respect to Proposal 1 – “Election of Directors”, directors will be elected by a plurality of the votes cast by shares present in person or by proxy and entitled to vote at the Annual Meeting. “Plurality” means that, among the Board’s nominees and the Dissident Group Nominees, the eight nominees who receive the largest number of “FOR” votes of the shares entitled to be voted in the election for directors will be elected, whether or not they received a majority of votes cast. You may vote “FOR” all Board nominees, “WITHHOLD” your vote as to all Board nominees, or “FOR ALL” Board nominees except the specific nominee from whom you “WITHHOLD” your vote. There is no “against” option. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Brokers do not have discretionary authority to vote on the election of directors. Broker non-votes and “withhold votes” will have no effect on the outcome of Proposal 1.

Non-binding Resolution to Approve Compensation for Named Executive Officers. The approval of a non-binding, advisory resolution approving the compensation of the Company’s named executive officers requires the affirmative vote by the holders of a majority of the voting power represented at the Annual Meeting when a quorum is present. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal 2, the abstention will have the same effect as an “AGAINST” vote. While the vote on Proposal 2 is advisory, and will not be binding on the Company or the Board, the Board will review the results of the voting on this proposal and take it into consideration when making future decisions regarding executive compensation as we have done in this and previous years. Broker non-votes will have no effect on the outcome of Proposal 2.

Ratification of Auditors. The ratification of the appointment of KPMG requires the affirmative vote by the holders of a majority of the voting power represented at the Annual Meeting when a quorum is present. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN” from voting on Proposal 3, the abstention will have the same effect as an “AGAINST” vote. Broker non-votes will have no effect on the outcome of Proposal 3.

Who will pay for the solicitation of proxies?

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the BLUE Proxy Card, the Notice of Annual Meeting and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or staff members. Other than the persons described in this Proxy Statement, no general class of employee of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. No additional compensation will be paid to our directors, officers or staff members for such services. We have retained Morrow Sodali to act as a proxy solicitor in conjunction with the Annual Meeting. We have agreed to pay Morrow Sodali $[●], plus reasonable out-of-pocket expenses for proxy solicitation services. Morrow Sodali expects that approximately [●] of its employees will assist in the solicitation.

Our aggregate expenses, including legal fees for attorneys, accountants, public relations and other advisors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation, but excluding (i) costs normally expended for a solicitation for an election of directors in the absence of a proxy contest and (ii) costs represented by salaries and wages of Company employees and officers, are expected to be approximately $[●], of which $[●] has been incurred as of the date of this Proxy Statement.

Appendix A sets forth information relating to our directors, director nominees, as well as certain of our officers who are considered “participants” in our solicitation under the rules of the SEC by reason of their position as directors and director nominees of the Company or because they may be soliciting proxies on our behalf.

Do I have appraisal or dissenters’ rights?

None of the applicable Delaware law, the Certificate of Incorporation nor our Bylaws provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

Whom should I call if I have questions about the Annual Meeting?

Morrow Sodali is assisting us with our effort to solicit proxies. If you have any questions concerning the business to be conducted at the Annual Meeting, would like additional copies of this Proxy Statement or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact Morrow Sodali:

509 Madison Avenue Suite 1206

New York, NY 10022

Shareholders Call Toll Free: (800) 662-5200
Banks and Brokers Call Collect: (203) 658-9400

Email: SYNL@investor.morrowsodali.com

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF EACH

OF THE BOARD’S NOMINEES ON PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3, USING THE ENCLOSED BLUE PROXY CARD OR VOTING INSTRUCTION FORM.

THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD OR VOTING INSTRUCTION FORM SENT TO YOU BY THE DISSIDENT GROUP EVEN AS A PROTEST VOTE,

AS ONLY YOUR LATEST DATED PROXY CARD WILL BE COUNTED.

Background to the Solicitation

Throughout 2016, Craig C. Bram, the Company’s President, CEO and director, held phone calls with representatives of Privet to discuss the Company, its operating performance and management’s strategy.

On September 19, 2016, Privet Fund LP and certain of its affiliates (collectively, “Privet”) filed a Schedule 13D with the SEC disclosing its ownership of approximately 7.5% of the Company’s then outstanding Common Stock.

On March 17, 2017, Mr. Bram met with Ryan Levenson, the managing member of Privet Fund Management LLC (an affiliate of Privet Fund LP), at the Company’s headquarters in Richmond, Virginia, to discuss the Company, its operating performance and management’s strategy.

On March 20, 2017, Privet filed Amendment No. 1 to its Schedule 13D with the SEC disclosing its ownership of approximately 8.9% of the Company’s then outstanding Common Stock.

On April 3, 2017, Privet filed Amendment No. 2 to its Schedule 13D with the SEC disclosing its ownership of approximately 10.9% of the Company’s then outstanding Common Stock.

On September 7, 2017, Dennis Loughran, the Company’s Chief Financial Officer (“CFO”), sent an email to Privet representative Mr. Levenson, informing him of the Company’s participation in an upcoming investor conference and offering a call with Mr. Levenson to discuss the materials that would be presented by the Company at the investor conference.

On September 29, 2017, Privet filed Amendment No. 3 to its Schedule 13D with the SEC disclosing its ownership of approximately 12.2% of the Company’s then outstanding Common Stock.

On August 10, 2018, the Company issued a press release announcing an “at-the-market” program whereby it would sell, from time to time, shares of Common Stock up to an aggregate amount of $10 million.

Later on August 10, 2018, Mr. Bram and Mr. Levenson met telephonically to discuss the Company’s “at-the-market” offering of equity securities announced earlier that day. Mr. Levenson told Mr. Bram about his belief that the Company should explore a different capital raising mechanism that he hoped would be more effective.

On August 11, 2018, Mr. Levenson and Mr. Bram exchanged emails discussing the conversation that took place the previous day. Mr. Bram elaborated on the Company’s decision to pursue the “at-the-market” offering.

On October 9, 2018, representatives of Privet, including Mr. Levenson, and representatives of another investor, met with Mr. Bram in Atlanta, Georgia, to discuss the Company’s strategy, operations and capital allocation priorities, as well as Privet’s strategic objectives. During the conversation, Mr. Levenson spoke positively of the Company’s M&A deals, integration of new businesses and capital allocation.

On October 31, 2018, Privet and the Company entered into a mutual non-disclosure agreement (the “NDA”) to facilitate an open dialogue about the financial performance and future prospects of the Company. The NDA did not include any standstill provisions.

On November 14, 2018, Messrs. Bram and Loughran, Murray H. Wright, the Chairman of the Board, and Henry L. Guy, a member of the Board, met with representatives of Privet, including Mr. Levenson, and representatives of another investor, in Richmond, Virginia to further discuss the Company and its strategic priorities. Mr. Levenson again reiterated his approval of the Company’s M&A deals, integration of new businesses and capital allocation. Further, Mr. Levenson commented at this meeting that he regarded the financial results reported in the Company’s Quarterly Report on Form 10-Q issued on November 6, 2018 to be the best of any publicly traded company that Privet had ever owned and that he was surprised the Company’s stock price was not trading at a price in excess of $30.00 per share.

On November 16, 2018, the Company issued a press release announcing a dividend payment of $0.25 per share, which represented a 92% increase over the prior year’s dividend. In the press release, the Company also announced that it had terminated its “at-the-market” program due to market conditions and the Company’s belief that its stock was undervalued at the time.

On December 27, 2018, Privet filed Amendment No. 4 to its Schedule 13D with the SEC disclosing its ownership of approximately 14.0% of the Company’s then outstanding Common Stock.

On March 21, 2019, Mr. Bram spoke by phone with Privet representatives, including Mr. Levenson and Benjamin Rosenzweig, a partner at Privet Fund Management LLC, to discuss the Company’s recent operating results, capital structure decisions and the details of recently announced 2019 guidance.

On April 18, 2019, Messrs. Bram, Wright and Guy met with Mr. Levenson and Mr. Rosenzweig at the Company’s headquarters in Richmond, Virginia. At this meeting, Messrs. Levenson and Rosenzweig informed Messrs. Bram, Wright and Guy of Privet’s interest in potentially exploring an acquisition of the Company at a potential purchase price of $19.00 per share. Messrs. Bram, Wright and Guy informed Messrs. Levenson and Rosenzweig that they would discuss Privet’s interest with the other members of the Board.

On April 23, 2019, Privet sent a letter to the Board proposing to acquire all of the Company’s outstanding Common Stock not already owned by Privet for $20.00 per share (the “April 23 Proposal”). The proposal did not identify a source of financing for the transaction and was subject to, among other things, the negotiation and execution of a mutually satisfactory definitive acquisition agreement, regulatory approvals and satisfactory completion of due diligence.

Also on April 23, 2019, Privet filed Amendment No. 5 to its Schedule 13D with the SEC disclosing the April 23 Proposal as well as beneficial ownership of approximately 14.5% of the Company’s then outstanding Common Stock.

On April 26, 2019, Mr. Bram sent a letter to Privet indicating that upon thorough review and careful consideration consistent with its fiduciary duties, including consulting with its independent financial and legal advisors, the Board concluded that the April 23 Proposal undervalued the financial performance of the Company and unanimously rejected that proposal. The letter also indicated the Board’s willingness to consider any and all good faith offers to acquire the Company.

On May 17, 2019, Mr. Bram had a telephonic conversation with Mr. Levenson to discuss a status update on Privet’s position. During the call, Mr. Bram suggested two potential paths going forward: 1) Privet could negotiate with the Executive Committee of the Board to determine an acceptable price, or 2) Privet could tender for the outstanding shares at $20 per share and let the shareholders decide on the offer.

On May 23, 2019, Privet sent a letter to the Board reiterating its $20.00 per share acquisition proposal (the “May 23 Proposal”). The proposal again did not identify a source of financing for the proposed transaction. Also on May 23, 2019, Privet filed Amendment No. 6 to its Schedule 13D with the SEC disclosing the May 23 Proposal.

On May 29, 2019, Mr. Bram responded to the May 23 Proposal by letter to Privet, reiterating the Board’s rejection of Privet’s $20.00 offer. Mr. Bram again noted the Board’s willingness to negotiate an acceptable price with Privet. Mr. Bram also noted that the Company would be open to respond to certain of Privet’s information requests.

On June 6, 2019, Privet requested from Mr. Bram a list of diligence items to evaluate in reconsidering its offer.

On June 7, 2019, Mr. Bram responded to Privet’s diligence request list by stating that the Company would be prepared to respond to certain items on the list over the following weeks.

On June 19, 2019, the Company issued a press release to announce updated full year 2019 guidance and also announced the Executive Committee of its Board of Directors, acting on behalf of the Board, had been in contact with representatives from Privet since Mr. Bram’s response to the May 23 Proposal on May 29, 2019

On June 20, 2019, the Company provided Privet and its advisors with access to an electronic data room containing a number of the diligence items requested by Privet in the diligence request list.

On July 1, 2019, the Company held a phone meeting with representatives of Privet, including Mr. Levenson, Mr. Rosenzweig and Christos Asimakopoulos, a vice president at Privet Fund Management LLC, as well as Privet’s financial advisors, to discuss the Company’s financial information.

During July 2019, representatives of the Company provided Privet and its financial advisor with select non-public financials and other information requested by Privet.

On August 2, 2019, Mr. Bram sent an email to Messrs. Levenson and Rosenzweig, stating that the Board would consider an updated offer from Privet to acquire the Company, if such offer would be made by the close of business on August 19, 2019. The email also asked for information about Privet’s contacts for financing sources that would be used to complete the transaction.

On August 19, 2019, Privet sent a letter to the Board decreasing its previous offer by 7.5% from $20.00 to $18.50 per share (the “August 19 Proposal”), indicating that it had decreased its offer based on the Company’s recent performance. The August 19 Proposal again did not include a financing source and instead attached a letter from a representative of Robert Baird & Co. Incorporated, stating such representative’s opinion that Privet would be able to secure debt financing of approximately 3.5-4.0 times of the Company’s LTM Adjusted EBITDA. In the Company’s view, the underlying calculation did not reflect all of the Company’s outstanding debt.

On August 20, 2019, Privet filed Amendment No. 7 to its Schedule 13D with the SEC disclosing the August 19 Proposal as well as beneficial ownership of approximately 13.6% of the Company’s then outstanding Common Stock.

On August 23, 2019, the Company responded to the August 19 Proposal by letter to Privet, stating that after careful consideration and review, the Board had decided to reject that proposal. The letter also stated the Board’s belief that notwithstanding the uneven financial results generated by the Company’s cyclical businesses, it would create greater value for shareholders to strategically grow the Company’s existing segments and pursue accretive acquisitions and expansion into complementary product lines. Pursuant to the terms of the NDA, the Company also announced the termination thereof.

On September 5, 2019, Messrs. Bram, Wright and Guy had a phone conversation with Messrs. Levenson and Rosenzweig regarding the Company’s ongoing strategy and value creation plan.

Over the course of September 2019, representatives of the Company and Privet had discussions regarding entering into a new non-disclosure agreement regarding certain of the Company’s activities in connection with prospective investments. Despite the Company’s good faith negotiations with Privet, the parties were unable to reach agreement and no non-disclosure agreement was entered into at the time.

On October 4, 2019, Mr. Bram sent an email to Messrs. Levenson and Rosenzweig containing materials relating to the Company’s current analysis and discussions regarding a contemplated future merger with Universal Stainless and Alloy Products, Inc. (“USAP”), a portfolio holding of Privet.

On October 7, 2019, representatives of the Company and Privet had a telephonic meeting to discuss the potential USAP transaction.

Throughout October 2019, Mr. Bram had multiple conversations with Messrs. Levenson and Rosenzweig regarding the potential USAP transaction. Mr. Levenson expressed his support for the USAP transaction and indicated his plan to take actions to gauge interest among certain institutional investors.

On October 14, 2019, the Company delivered a public letter to the Chief Executive Officer of USAP, in which Mr. Bram proposed an all-stock combination between USAP and the Company.

On November 6, 2019, the Company received a letter from the Chief Executive Officer of USAP, indicating that the Board of Directors of USAP unanimously concluded that a business combination with the Company was not in the best interests of USAP and its shareholders.

On November 15, 2019, representatives of the Company, including Mr. Bram and Mr. Loughran, and representatives of Privet, including Mr. Levenson and Mr. Rosenzweig, had a phone conversation to discuss the Company’s operating results for the third quarter of 2019. During the call, Mr. Levenson expressed his desire to designate two individuals to the Board.

On November 21, 2019, Mr. Bram sent an email to Messrs. Levenson and Rosenzweig stating that the Board would be agreeable to adding one person, designated by Privet, to the 2020 slate of directors to be voted on by shareholders at the Annual Meeting (the “November 21 Proposal”). As a condition to this proposal, the Company asked Privet to execute a standstill agreement for a three-year period, during which time Privet would vote its shares in accordance the Board’s recommendations and would be restricted from increasing its ownership share in the Company above 15% of the Company’s outstanding shares of Common Stock. The proposal contained additional customary terms regarding Privet’s actions during the term of the proposed agreement.

On December 3, 2019, Mr. Bram had a phone conversation with Mr. Levenson during which Mr. Levenson offered to purchase the Company’s Chemicals segment in exchange for the Company stock owned by Privet and cash. Mr. Levenson did not respond to the Company’s November 21 Proposal during the conversation.

On December 6, 2019, Mr. Bram sent an email to Messrs. Levenson and Rosenzweig stating that the Board had discussed Privet’s verbal proposal to explore a purchase of the Chemicals segment. Mr. Bram noted that upon careful consideration, the Board unanimously concluded that it was not the right time to consider a sale of the Chemicals segment given the business cycle and that the sale of the Chemicals segment would have a significant tax consequence for the Company’s shareholders.

On January 23, 2020, UPG Enterprises LLC and certain of its affiliates (collectively, “UPG Enterprises”) began purchasing shares of Common Stock.

On March 3, 2020, Privet entered into a group agreement (the “Privet-UPG Agreement”) with UPG for the purposes of engaging in discussions with the Company regarding its suggestions for ways to enhance shareholder value.

On March 5, 2020, Privet filed Amendment No. 8 to its Schedule 13D with the SEC disclosing beneficial ownership of approximately 17.0% of the Company’s then outstanding Common Stock (and an aggregate of approximately 25.0% of the Company’s then outstanding Common Stock when including shares held by UPG), and disclosing that it had entered into the Privet-UPG Agreement.

Also on March 5, 2020, UPG filed a Schedule 13D with the SEC disclosing beneficial ownership of approximately 8.0% of the Company’s then outstanding Common Stock (and an aggregate of approximately 25.0% of the Company’s then outstanding Common Stock when including shares held by Privet), and disclosing that it had entered into the Privet-UPG Agreement.

On March 16, 2020, Privet, UPG and their nominees (the “Dissident Group Nominees”) entered into a Joint Filing and Solicitation Agreement (the “Joint Filing and Solicitation Agreement”), which superseded the Privet-UPG Agreement, pursuant to which the parties agreed, among other things, to (i) form a group with respect to the securities of the Company, (ii) solicit proxies for the election of the Dissident Group Nominees at the Annual Meeting and (iii) split expenses incurred in connection with the group’s activities between Privet and UPG based on each of Privet’s and UPG’s pro rata ownership percentage of shares of Common Stock, as adjusted each month.

Later on March 16, 2020, Privet Fund delivered a letter (the “Privet Nomination Letter”) to the Company, nominating the Dissident Group Nominees for election to the Board at the Annual Meeting.

On March 18, 2020, Privet and UPG issued a press release announcing the nomination of the Privet Nominees for election to the Board at the Annual Meeting. Also on March 18, 2020, Privet filed Amendment No. 9 to its Schedule 13D with the SEC disclosing the delivery of the Privet Nomination Letter and the issuance of the press release. On the same date, UPG filed Amendment No. 1 to its Schedule 13D with the SEC disclosing the same.

On March 20, 2020, the Dissident Group filed a preliminary proxy statement with the SEC.

On March 23, 2020, Mr. Bram and Mr. Rosenzweig had a phone call in which they agreed that a protracted proxy contest would not be in either party’s best interest. Mr. Rosenzweig stated that settlement would have to include re-constitution of the Board and replacement of the Chief Executive Officer.

On March 29, 2020, the Company’s counsel delivered an updated settlement proposal (the “March 29 Proposal”) by email to the Dissident Group’s counsel, offering the Dissident Group the right to designate two out of eight directors on the Board, with two incumbent directors resigning, and agreeing to form a strategic review committee for the purpose of reviewing the Company’s strategy and capital allocation. In exchange, the Dissident Group would agree to vote its shares in accordance with the Board’s recommendations and agree to a customary standstill until the nomination window opens for the Company’s 2022 annual meeting of shareholders.

On April 1, 2020, the Company filed a preliminary proxy statement with the SEC.

Also on April 1, 2020, the Company announced the adoption of a limited duration shareholder rights plan, under which rights to acquire shares of Common Stock would be issued to shareholders of record on April 10, 2020. The Company adopted the rights plan in light of the recent extreme market volatility caused by the COVID-19 pandemic and other macroeconomic conditions as well as the fact that the Company’s share price did not reflect intrinsic long-term value. The rights plan will expire on March 31, 2021, or later if the Board approves an extension prior to expiration and the extension is submitted to shareholders for ratification at the Company’s 2021 annual meeting of shareholders.

On April 2, 2020, the Company issued a press release announcing the first quarter shipments and bookings for the Metals Segment (excluding Palmer of Texas) and first quarter shipments for the Specialty Chemicals Segment, each compared with last year’s levels. The press release also announced the suspension of manufacturing operations at the Company’s Palmer of Texas business, citing the unprecedented impact of the COVID-19 pandemic on the oil and gas industry.

Later on that day, the Company issued another press release announcing its commitment to engage a leading independent financial advisor to conduct a comprehensive review of strategic alternatives once there is stabilization from the current market volatility and macroeconomic disruption related to the global health pandemic caused by COVID-19. The same press release also announced the recent making of the March 29 Proposal to the Dissident Group.

Also on April 2, 2020, the Dissident Group filed an amendment to its preliminary proxy statement with the SEC.

On April 3, 2020, the Dissident Group issued a press release commenting on the Company’s April 2 press release relating to the strategic alternatives review and the March 29 Proposal.

On April 6, 2020, the Company issued a press release advising shareholders to take no action in response to the Dissident Group and any proxy material it may provide.

Later on April 6, 2020, the Company filed an amendment to its preliminary proxy statement with the SEC.

OUR BOARD STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD OR VOTING INSTRUCTION FORM THAT YOU MAY RECEIVE FROM THE DISSIDENT GROUP, EVEN TO VOTE “WITHHOLD” WITH RESPECT TO THE DISSIDENT GROUP’S NOMINEES, AS DOING SO WILL CANCEL ANY PROXY YOU MAY HAVE PREVIOUSLY SUBMITTED TO HAVE YOUR SHARES VOTED FOR THE BOARD’S PROPOSED SLATE ON A BLUE PROXY CARD SINCE ONLY YOUR LATEST PROXY CARD OR VOTING INSTRUCTION FORM WILL BE COUNTED.

ANNUAL REPORT ON FORM 10-K

The Company’s 2019 Annual Report to Shareholders, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as filed with the SEC, accompanies this Proxy Statement. Copies of exhibits to the 2019 Annual Report on Form 10-K will be provided upon written request to the Corporate Secretary, Synalloy Corporation, 4510 Cox Road, Suite 201, Richmond, VA 23060, at a charge of $0.10 per page. Copies of the 2019 Annual Report on Form 10-K and exhibits may also be downloaded at no cost from the SEC’s website at http://www.sec.gov. The 2019 Annual Report on Form 10-K does not form any part of the material for soliciting proxies.

Beneficial Owners of More Than Five Percent (5%) of the Company’s Common Stock

The table below provides certain information regarding persons known by the Company to be the beneficial owners of more than five percent (5%) of the Company’s Common Stock as of March 17, 2020. This information has been obtained from Schedules 13D and 13G, and related amendments, filed with the SEC, and has not been independently verified by the Company. The percentages shown were calculated based on 9,058,039 issued and outstanding shares of Common Stock. To the knowledge of the Company, there are no material proceedings to which any holder of 5% or more of our currently outstanding common stock, or any affiliate of such security holder that is adverse to the Company (or any of its subsidiaries) or has a material interest adverse to the Company (or any of its subsidiaries).

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Total
Privet Fund LP 79 West Paces Ferry Road, Suite 200B Atlanta, GA 30305	1,535,507	(1)	16.95%
Royce & Associates, LP 745 Fifth Avenue New York, NY 10151	1,009,153	(2),(3)	11.14%
UPG Enterprises LLC 1400 16th Street, #250 Oak Brook, IL 60523	723,401	(2)	7.99%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	572,937	(2),(4)	6.33%
Dimensional Fund Advisors, LP Building One 6300 Bee Cave Road Austin, TX 78746	480,273	(2),(5)	5.30%

(1)	Based on the Schedule 13D/A filed with the SEC on March 18, 2020, Privet Fund LP has shared voting power and shared dispositive power with respect to 1,535,507 shares referenced above.
(2)	Based on the Schedule 13G/A filed with the SEC on January 29, 2020, Royce & Associates, LP, an investment advisor registered with the SEC under the Investment Advisors Act of 1940, has sole voting power and sole dispositive power with respect to 1,009,153 of the shares referenced above.
(3)	Based on the Schedule 13D/A filed with the SEC on March 18, 2020, UPG Enterprises LLC has sole voting power and sole dispositive power with respect to 723,401 of the shares referenced above.
(4)	Based on the Schedule 13G/A filed with the SEC on February 6, 2020, Blackrock, Inc., an investment advisor registered with the SEC under the Investment Advisors Act of 1940, has sole voting power with respect to 560,585 of the shares referenced above and sole dispositive power with respect to 572,937 of the shares referenced above.
(5)	Based on the Schedule 13G/A filed with the SEC on February 12, 2020, Dimensional Fund Advisors, LP, an investment advisor registered with the SEC under the Investment Advisors Act of 1940, has sole voting power with respect to 462,212 of the shares referenced above and sole dispositive power with respect to 480,273 of the shares referenced above.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the ownership of the Company’s Common Stock as of March 17, 2020 by each director and nominee for director, and each current executive officer of the Company for whom compensation information is disclosed under the heading “Executive Compensation,” and for the directors, nominees for director and executive officers of the Company as a group. The percentages shown were calculated based on 9,058,039 issued and outstanding shares of Common Stock. Except as otherwise noted, the address of each person named below is the address of the Company.

Name of Beneficial Owner	Common Stock Beneficially Owned		Percent of Total
Craig C. Bram	308,747	(1)	3.41%
Murray H. Wright	137,008	(2)	1.51%
Dennis M. Loughran	63,428		*
Henry L. Guy	49,251	(3)	*
J. Greg Gibson	40,635	(4)	*
James W. Terry, Jr.	35,113	(5)	*
Susan S. Gayner	30,630		*
Anthony A. Callander	20,520		*
Amy J. Michtich	20,058		*
Jeffrey Kaczka	18,081	(6)	*
All Directors, Nominees and Executive Officers as a group (14 persons)	777,971	(7)	8.59%

*	Less than 1%
(1)	Includes indirect ownership of 17,818 shares held in an IRA; 32,763 shares held by his spouse; 3,145 shares allocated under the Company’s 401(k)/ESOP Plan; and 2,030 shares which are subject to currently exercisable options.
(2)	Includes indirect ownership of 40,000 shares held in an IRA; 5,810 shares held by his spouse; and 89,583 shares held in a revocable trust.
(3)	Includes 552 shares held in custodial accounts for minor children; and 7,000 shares held in a revocable trust.
(4)	Includes indirect ownership of 1,896 shares held in an IRA; 7,076 shares held under the Company’s 401(k)/ESOP; and 17,490 shares which are subject to currently exercisable options.
(5)	Includes 20,000 shares held in an IRA; and 1,150 shares held in a revocable trust.
(6)	Includes 13,174 shares held in an IRA
(7)	Includes 12,071 shares allocated under the Company’s 401(k)/ESOP Plan; and 8,326 shares which are subject to currently exercisable options. The beneficial owners have a right to acquire such shares within 60 days of March 17, 2020.

Delinquent Section 16(a) Reports

Section 16(a) under the Exchange Act requires the Company’s officers and Directors and holders of more than ten percent of the Company’s outstanding shares of Common Stock to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of these reports. Based solely upon a review of such reports, or on written representations from certain reporting persons, the Company believes that during 2019 all required events of its directors, officers and 10% shareholders required to be so reported, were timely filed.

Proposal 1 - Election of Directors

The Certificate of Incorporation provides that the Board shall consist of not less than three nor more than 15 individuals. Upon recommendation of the Corporate Governance Committee, the Board has fixed the number of directors constituting the full Board at eight members and recommends that the eight nominees listed in the table which follows be elected as directors to serve for a term of one year until the next Annual Meeting or until his or her respective successor is elected and qualified to serve. Each of the Company’s nominees has consented to serving as a director nominee and being named in this Proxy Statement, and to serving as a director if elected.

If cumulative voting is not requested, the proxy agents named in the accompanying BLUE Proxy Card will vote the proxies received by them “FOR” the election of the eight persons named as directors. If cumulative voting is requested, the proxy agents named in the accompanying BLUE Proxy Card intend to vote the proxies received by them cumulatively for some or all of the nominees in such manner as may be determined at the time by such proxy agents.

If, at the time of the Annual Meeting, or any adjournment or postponement thereof, one or more of the Company’s director nominees is unable to serve or for good cause will not serve, the proxy agents intend to vote for such substitute nominee(s) as the Board recommends, or the Board will reduce the number of directors.

Vote Required

Directors will be elected by a plurality of the votes cast. “Plurality” means that, among the Board’s nominees and the Dissident Group Nominees, the eight nominees who receive the largest number of “FOR” votes of the shares entitled to be voted in the election for directors will be elected. Votes that are withheld or shares that are not voted will have no effect on the outcome of the election of directors.

Board Recommendation

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE EIGHT NOMINEES LISTED IN THE FOLLOWING TABLE AS DIRECTORS OF THE COMPANY.

The following table sets forth the names of nominees for director, their ages, the years in which they were first elected directors, if applicable, and a brief description of their principal occupations and business experience during the last five years. There are no family relationships among any of the directors, director nominees and executive officers. There are no agreements or arrangements between any director or director nominee, and any person or entity other than the Company relating to compensation or other payment in connection with the director or director nominee’s candidacy or service.

Name, Age, Principal Occupation, Other Directorships and Other Information	Director Since

Craig C. Bram, age 61

Mr. Bram became President and Chief Executive Officer (“CEO”) of the Company in January 2011 and has served as a director of the Company since 2004, except for a period between September 2010 and January 2011. As the chief architect of the Company’s acquisition strategy, Mr. Bram has been directly involved in every transaction that has occurred since 2012, including the negotiation of the purchase price, associated terms and integration into the overall business. During his tenure, the Company has completed six acquisitions and three divestitures, while growing revenue three-fold and posting record profits in 2018. For the first time in the Company’s history, Synalloy was added to the Russell 2000 Index in June 2018.

Starting in 1995, Mr. Bram founded or co-founded multiple private companies covering a broad array of services. He founded and was a Managing Director with McCammon Group, a mediation and consulting company, from 1995 through 2011. He served as the President and Chief Executive Officer of Bizport, Ltd., a document management company, from January 2002 to December 2010. He served as a director of TrialNet, Inc. (now Acuity Management Solutions), an electronic billing company, from 1997 to 2013. He continues to provide investment advisory services through his company, Horizon Capital Management, where he was the founder and President since 1995.

Prior to 1995, Mr. Bram served as the General Manager for a national litigation firm, overseeing all business operations and the acquisition of new practices. Mr. Bram started his business career in manufacturing, holding various logistics and supply chain, sales and marketing, and corporate planning and development with Reynolds Metals Company (now Alcoa Corporation NYSE: AA) and Richfood, Inc (now United Natural Foods, Inc NYSE: UNFI). Mr. Bram received his B.B.A. in marketing from James Madison University, graduating summa cum laude. He also received his M.B.A. from Virginia Commonwealth University, with a concentration in finance.

Mr. Bram has over 30 years of experience in business management, financial operations, logistics, management consulting, business start-ups and strategic planning for a variety of companies.

2004

Anthony A. Callander, age 73

Mr. Callander has served as a director since .2012. Mr. Callander has served as a Principal at Business Value Consultancy since January 2019. He was appointed Upstate Managing Director by The Hobbs Group, a certified public accounting firm in Columbia, South Carolina, in January 2012. In 2008, he retired from Ernst & Young, LLP after 36 years in their Columbia, South Carolina, Greenville, South Carolina and Atlanta, Georgia offices. He served as a Partner in the firm’s audit and assurance practice and in various other roles including Office Managing Partner of the Columbia and Greenville offices and leading the Southeast manufacturing industry group. He has also been an active entrepreneur with direct business interest in several Zaxby’s franchise restaurants in Arkansas, from 2008 to 2016. Mr. Callander received a B.S. and Masters in Accountancy from the Darla Moore School of Business at the University of South Carolina. He is a Certified Public Accountant and a Certified Management Accountant.

Mr. Callander spent his career in the audit and assurance practice with significant experience in auditing, mergers and acquisitions, initial public offerings and other financings, reorganizations, business process improvement and business strategy development. From 1998 to 2003, while with Ernst & Young, Mr. Callander served as the audit partner on the Company’s independent audits, giving him in-depth experience and knowledge about the Company. Mr. Callander, a Certified Public Accountant, also meets the criteria of a financial expert.

2012

Susan S. Gayner, age 59

Ms. Gayner joined our Board in May 2016. She currently serves as President and CEO of ParkLand Ventures, Inc. (“ParkLand”), an owner-operator of multi-family housing communities in nine states. She served as Chief Operating Officer of ParkLand from October 2010 to May 2014, and as Vice President from May 2009 to October 2010. Ms. Gayner is a chemical engineer and holds a MAI designation (currently inactive). Prior to ParkLand, she served as an independent MAI and held various manufacturing and quality assurance roles with the DuPont Company, between 1989 and 1992, and Hercules, Inc., between 1983 and 1989. Since September 2019, she has served as a Director of Constellation Software Inc. (OTCMKTS: CNSWF). She received a B.A. degree in chemistry and an M.E. degree in chemical engineering, both from the University of Virginia.

Ms. Gayner offers valuable experience in the chemical business. She has 10 years’ experience working for two large chemical companies in the area of quality assurance and as a research and development engineer. In her current role as CEO and President of Parkland, she has valuable experience in executive management and operations.

2016

Name, Age, Principal Occupation, Other Directorships and Other Information	Director Since

Henry L. Guy, age 51

Mr. Guy joined our Board in August 2011. He is the President & CEO of Modern Holdings Incorporated (“Modern Holdings”), a diversified holding company with investments primarily in the insurance, transportation, network services and media industries.  He joined Modern Holdings in 2002 and has led investments in over 30 Modern Holdings subsidiaries.  Previously, Mr. Guy was a managing director of Anima Regni Partners, a single family office with offices in the United States, Luxembourg and Sweden. Prior to joining Modern Holdings & Anima Regni Partners, Mr. Guy was the Chief Operating Officer of XSource Corporation, a holding company focused on private investments in the United States and Scandinavia.  He began his professional career as an officer in the United States Navy where he served in a variety of operational roles in the United States and Southwest Asia.

Mr. Guy’s public board experience includes serving on the boards of Metro International S.A. (MTRO); Pergo AB (PERG); Miltope Corporation (MILT); and Scribona AB (CATB). He currently serves on the boards of Evermore Global Advisors (EVGBX), Lors Photography, Inc., Specialty Claims Management & MHI Investments AB. He has served on the Board of Visitors of Vanderbilt University’s Owen Graduate School of Management since 2010. Mr. Guy’s corporate governance experience also includes serving on the nominating committee for the board of directors of Investment AB Kinnevik. He holds a B.S. degree in economics from the United States Naval Academy and an M.B.A. from Vanderbilt University.

Mr. Guy’s primary career focus has been as an owner/operator of private investments. Mr. Guy has a unique combination of operating skills and M&A experience that has been invaluable to the Company’s growth by acquisition strategy. His role on the Executive Committee provides the President and CEO with a continuous source of advice and counsel as the Company pursues its strategic initiatives.

2011

Jeffrey Kaczka, age 60

Mr. Kaczka was elected to the Board in May 2019. Prior to his retirement in 2015, Mr. Kaczka served as Executive Vice President and Chief Financial Officer for MSC Industrial Direct (NYSE: MSM) from April 2011 to July 2015. Prior to joining MSC Industrial Direct, he held chief financial officer positions at Genworth Financial, Inc. (NYSE: GNW), Owens & Minor, Inc. (NYSE: OMI), Allied Worldwide, Inc. and I-Net, Inc. Mr. Kaczka began his career at General Electric (NYSE: GE) (“GE”) in 1981, where he spent 14 years, moving through its Financial Management Program, Corporate Audit Staff and financial positions in several GE operations.  Mr. Kaczka earned his B.A. in Economics from Rutgers University.

Mr. Kaczka has more than 25 years of experience in financial management of both public and large private companies. His background as chief financial officer for multiple publicly traded companies brings significant experience in finance, financial and banking transactions, mergers and acquisitions, and audit matters. Mr. Kaczka also meets the criteria of a financial expert.

2019

Amy J. Michtich, age 51

Ms. Michtich joined our Board in April 2014. She has served as the Vice President – General Manager, North American Operations of The Scotts Miracle Gro Company since July 2019.  From September 2015 to July 2019,  she was the Chief Supply Chain Officer of Molson Coors Canada, where she oversaw end-to-end operational excellence for Canada’s largest and North America’s oldest brewer of quality beers and ciders. From June 2009 to September 2015, she was the Brewery Vice President and Plant Manager of the MillerCoors-Shenandoah Brewery. From November 2007 to May 2009, she served as the Operations Manager at Miller Brewing Company. Prior to 2007, Ms. Michtich held executive and operations leadership positions across various consumer package goods companies including Pepsi Bottling Group, Clorox and Unilever.

Ms. Michtich served on the Board of Directors of Brewers Distributor Ltd., a private joint venture company, between January 2016 and September 2018. Further, she served on the Board of Advisors to James Madison University’s College of Business between the years of 2013 and 2017. She earned a B.S. degree from Purdue University’s School of Technology located in West Lafayette, IN.

Ms. Michtich has served in senior level leadership positions with several large union and non-union manufacturing businesses. She has significant experience in the areas of manufacturing operations, engineering, distribution and global logistics, human resources, environmental compliance and safety.

2014

Name, Age, Principal Occupation, Other Directorships and Other Information	Director Since

James W. Terry, Jr., age 72

Mr. Terry has served on the Board since August 2011. Mr. Terry brings a wealth of experience in the banking industry where he spent more than 38 years. Since March 2018, he serves as Director of Strategic Assets & Investments for Hollingsworth Funds, Inc., a charitable foundation in Greenville, South Carolina. In this role, Mr. Terry manages and provides investment insight for an endowment fund of over $200 million. From October 2009 to February 2018, he was the President of Hollingsworth Funds, Inc. In his aforementioned banking career, he served as the president of Carolina First Bank from 1991 to 2008 growing the bank to become an 87-branch network with the franchise becoming the largest regional bank headquartered in South Carolina, with assets over $6 billion. Prior to 1991, Mr. Terry was employed by First Union Bank for 21 years where he held various positions including Executive Vice President with oversight for U.S. corporate lending, treasury management and asset based financing. He received his B. S. degree from the University of North Carolina.

We believe Mr. Terry’s banking experience is valuable in helping the Company evaluate financing options as well as acquisitions.

2011

Murray H. Wright, age 74

Mr. Wright was elected Chairman of the Board in April 2014 and has served on the Board of Directors since April 2001. Prior to his retirement in 2014, he was Senior Counsel at the Richmond, Virginia law firm of DurretteCrump, PLC. From 2011 until January 2013, he was a Partner at the VanDeventer Black LLP law firm in Richmond, Virginia, where he served as Senior Counsel from 2009 to 2011. From 1999 to 2012, he was a founder and managing director of Avitas Capital, LLC, a closely held investment banking firm. In 1986, he founded the law firm of Wright, Robinson, Osthimer & Tatum in Richmond, Virginia. He served as chief executive officer of the law firm from 1986 until 2006. Mr. Wright has served on the board of Bizport, Ltd., a document management company, from 1987 until February 2020. He received his B.A. degree from Vanderbilt University and his J.D. from Vanderbilt University School of Law.

Mr. Wright’s career as a trial lawyer, founder and chief executive of a law firm and his business and financial experience as managing director of a closely-held investment banking firm are considered to be valuable attributes to the Board.

2001

The Corporate Governance Committee believes the combined business and professional experience of the Company’s directors, and their various areas of expertise make them a useful resource to management and qualify them for service on the Board. Messrs. Wright and Bram have served on the Board for a significant period of time. During their tenures, these directors have gained considerable institutional knowledge about the Company and its operations, which has made them effective board members who are also able to integrate new directors into the Board and educate them about the Company’s business and long-term corporate strategy. Because the Company’s operations are complex, continuity of service and development of institutional knowledge help make the Board more efficient and more effective at developing long-range plans than it would be if there were frequent turnover in Board membership. When a Board member decides not to run for re-election, the Corporate Governance Committee seeks replacement directors who it believes will make significant contributions to the Board for a variety of reasons, including among others, business, legal, and financial experience and expertise, operations and supply chain expertise, business and government contacts, relationship skills, knowledge of the Company and diversity.

The Corporate Governance Committee believes the current Board members are highly qualified to serve and each member has unique qualifications and business expertise that benefit the Company.

BOARD OF DIRECTORS AND COMMITTEES

Director Independence

The Board has determined that each of the following directors are independent as such term is defined by the applicable rules of the Nasdaq Stock Market LLC (the “Nasdaq Rules”): Anthony A. Callander, Susan S. Gayner, Henry L. Guy, Jeffrey Kaczka, Amy J. Michtich, James W. Terry, Jr. and Murray H. Wright. The Board has also determined that each of the current members of the Audit Committee, the Compensation & Long-Term Incentive Committee and the Corporate Governance Committee is independent within the meaning of the Nasdaq Rules, and each person who served on such committees at any time during 2019 was independent under the Nasdaq Rules and applicable rules of the SEC, as discussed in greater detail below.

Board and Board Committee Meetings and Attendance at Shareholder Meetings

During fiscal year 2019, the Board met seven times. All members of the Board attended 75% or more of the aggregate of the total number of meetings of the Board and of the committees of the Board on which they served. The Company encourages, but does not require, its directors to attend annual meetings of shareholders. All directors attended the 2019 Annual Meeting of Shareholders.

The Board has established an Audit Committee, a Compensation & Long-Term Incentive Committee and a Corporate Governance Committee, each of which is comprised entirely of directors who meet the applicable independence requirement of the Nasdaq Rules. The committees keep the Board informed of their actions and provide assistance to the Board in fulfilling its oversight responsibility to shareholders. The table below provides current membership information as well as the meeting information for the last fiscal year.

Name	Audit Committee	Compensation & Long-Term Incentive Committee	Corporate Governance Committee
Anthony A. Callander	X*		X
Susan S. Gayner		X	X*
Henry L. Guy	X	X*
Jeffrey Kaczka	X		X
Amy J. Michtich		X	X
James W. Terry, Jr.	X	X
Total Meetings in 2019	8	5	3

* Committee Chair

Audit Committee

The Company has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”).

The Audit Committee acts pursuant to a written charter adopted by the Board, which is available on the Company’s website at www.synalloy.com. Each member of the Audit Committee is independent as defined in the Nasdaq Rules and meets the independence requirements of Rule 10A-3 under the Exchange Act. The Audit Committee (i) selects and appoints the independent registered public accounting firm, (ii) pre-approves the fees on the independent registered public accounting firm, (iii) reviews and discusses with management and the independent auditors prior to filing with the SEC the audited financial statements included in the Company’s Annual Report on Form 10-K and the unaudited financial statements included in the Form 10-Q for each quarter, (iv) meets independently with the independent auditors, (v) reviews the Audit Committee’s charter on an annual basis, and (vi) has oversight of the Company’s Code of Conduct and Internal Audit. The Board has determined that Mr. Callander and Mr. Kaczka meet the definition of the Audit Committee Financial Expert, as defined by the SEC in Item 407 of Regulation S-K. During fiscal year 2019, the Audit Committee met 8 times.

Compensation & Long-Term Incentive Committee

All members of the Compensation & Long-Term Incentive Committee are independent as defined in the Nasdaq Rules and qualify as non-employee directors within the meaning of Rule 16b-3 under the Securities Act. This committee acts pursuant to a written charter which is available on the Company’s website at www.synalloy.com. The committee (i) reviews and approves salaries, bonuses, incentive compensation and benefits for executive officers of the Company, (ii) administers and makes recommendations with respect to the Company’s cash incentive and equity plans, including the granting of shares and options thereunder, and (iii) reviews the committee’s charter.

The committee sets the compensation for the CEO and evaluates performance, and it considers recommendations from the Company’s CEO in setting compensation for other senior executive officers. The Vice President, Corporate Administration supports the committee in its duties, and the committee may receive advice from any compensation advisor related to the Company’s compensation programs after the committee has considered certain factors specified in Rule 10C-1(b)(4) of the Exchange Act and Nasdaq Rule 5605(d)(3)(D). The committee has the authority under its charter to retain and terminate and approve fees for compensation consultants and other advisors as it deems appropriate to assist it in the fulfillment of its duties. Since 2016, the committee has retained Pearl Meyer (“PM”) as the Compensation & Long-Term Incentive Committee’s outside independent compensation consulting firm for such duties. The committee has reviewed and confirmed the independence of PM as the committee’s compensation consultant. Neither PM nor any of its affiliates provide any services to the Company except for the services related solely to the executive officer and director compensation. The Compensation & Long-Term Incentive Committee met 5 times during fiscal year 2019.

Corporate Governance Committee

All members of the Corporate Governance Committee are independent as defined in the Nasdaq Rules. This committee acts pursuant to a written charter which is available on the Company’s website at www.synalloy.com. This committee is responsible for (i) reviewing and recommending changes in the size and composition of the Board, (ii) evaluating and recommending candidates for election to the Company’s Board, and (iii) reviewing, approving and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis. This committee also reviews and oversees corporate governance issues and makes recommendations to the Board related to the adoption of policies pursuant to rules of the SEC, Nasdaq and other governing authorities, and as required by the Sarbanes-Oxley Act of 2002. The Corporate Governance Committee met 3 times during fiscal year 2019.

Compensation Committee Interlocks and Insider Participation

Susan S. Gayner, Henry L. Guy, Amy J. Michtich and James W. Terry, Jr. served on the Compensation & Long-Term Incentive Committee during 2019. All members of the Compensation & Long-Term Incentive Committee are independent directors and none of them is a present or past employee or officer of the Company or its subsidiaries.

Related Party Transactions

The Company requires that each executive officer, director and director nominee complete an annual questionnaire and report all transactions with the Company in which such persons (or their immediate family members) had or will have a direct or indirect material interest (except for salaries, directors’ fees and dividends on our stock). Management reviews responses to the questionnaires and, if any such transactions are disclosed, they are reviewed by the Board. The Company does not, however, have a formal written policy setting out these procedures. There were no such transactions during the fiscal year ended December 31, 2019.

Retirement Policy

The Board has adopted a retirement policy with respect to the Company’s directors. Under the policy, directors who attain the age of 75 prior to an annual meeting of the Company’s shareholders are not eligible to be nominated for re-election to the Company’s Board at the annual meeting.

CORPORATE GOVERNANCE

Board Leadership Structure and Board’s Role in Risk Oversight

The Board’s role and responsibilities are set forth in the Bylaws and the Board’s Charter and Corporate Governance Guidelines (the “Board Charter”) which provide for a Chairman elected by the majority vote of all Board members present at the first Board meeting after an annual meeting. The business and affairs of the Company are managed under the direction of the Board. Our Board does not have a specific policy as to whether the role of Chairman and CEO should be held by separate persons, but rather makes an assessment of the appropriate form of leadership structure on a case-by-case basis. The Board believes that this issue can be a part of the succession planning process and recognizes that there are various circumstances that weigh in favor of or against both combination and separation of these offices. Since 2002, the roles of Chairman and CEO have been held by separate persons. The Board believes it is appropriate, and in our Company’s best interests, for the two roles to be separated at this time. The Board does not currently have a lead independent director.

Our Board is actively involved in the oversight of risks that could affect our Company. The Board receives regular reports from members of senior management on areas of material risk to us, including strategic, operational, financial, information technology (including cyber risk), legal and regulatory risks. These reports are reviewed by the full Board, or, where responsibility for a particular area of risk oversight is delegated to a committee of the Board, that committee reviews the report and then reports to the full Board. In addition, the Audit Committee’s charter requires the committee to inquire of management and the registered public accountants about significant risks or exposures and assess the steps management has taken to manage such risks, and further requires the committee to discuss with the registered public accountants the Company’s policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs.

Director Qualifications and Nomination Process

The Corporate Governance Committee follows the Corporate Governance Guidelines, which are contained as Attachment A to the Board of Director’s Charter. The Corporate Governance Guidelines set forth factors in recommending and evaluating candidates, including personal characteristics, core competencies, commitment and independence. It also takes into consideration such factors as it deems appropriate based on the Company’s current needs. These factors may include diversity, age, skills such as understanding of appropriate technologies and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, and the interrelationship between the candidate’s experience and business background, and other Board members’ experience and business background. Although the Corporate Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees, the committee considers racial and gender diversity, as well as diversity in business and educational experience, as part of the total mix of information it takes into account in identifying nominees. Additionally, candidates for director should possess the highest personal and professional ethics, and they should be committed to the long-term interests of the shareholders of the Company.

The Corporate Governance Committee does not have any specific process for identifying director candidates. Such candidates are routinely identified through personal and business relationships and contacts of the directors and executive officers. The Board Charter does require that any director nominee, whether a new nominee or a previous director, must be less than 75 years of age on the date of the Annual Meeting of Shareholders and Board vote.

The Corporate Governance Committee will consider as potential nominees persons informally recommended by shareholders if the following requirements are met. If a shareholder wishes to informally recommend a director candidate to the Corporate Governance Committee for consideration as a Board’s nominee, the shareholder must submit in writing to the Corporate Governance Committee the recommended candidate’s name, a brief resume setting forth the recommended candidate’s business and educational background and qualifications for service, the number of the Company’s shares beneficially owned by the person, and a notarized consent signed by the recommended candidate stating the recommended candidate’s willingness to be nominated and to serve. Additionally, the recommending shareholder must provide his or her name and address and the number of the Company’s shares beneficially owned by such person. This information must be delivered to the Corporate Secretary of the Company at the Company’s corporate headquarters at 4510 Cox Road, Suite 201, Richmond, VA 23060 for transmission to the Corporate Governance Committee, and must be received not less than 90 days nor more than 120 days prior to an annual meeting of shareholders. The committee may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration from the committee that other candidates receive.

Nominations for election as directors may also be made by shareholders from the floor at an annual meeting of shareholders provided such nominations are received by the Company not less than 30 nor more than 60 days prior to the annual meeting, contain the information set forth above, and otherwise are made in accordance with the procedures set forth in the Company’s Bylaws.

Shareholder Communications with Directors

Any shareholder who wishes to send communications to the Board should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Synalloy Corporation, 4510 Cox Road, Suite 201, Richmond, VA 23060. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An “appropriate shareholder communication” is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender’s interest as a shareholder and not to any other personal or business interest.

In the case of communications addressed to the Board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the Board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

DIRECTOR COMPENSATION

For the 2019-2020 term year, non-employee directors were paid a total annual retainer of $102,000 in the form of cash and restricted stock. Directors must elect to receive a minimum of $30,000 of the retainer fee in restricted stock and may elect to receive up to 100% of the retainer in restricted stock.  The number of restricted shares issued was determined by the average of the high and low Common Stock price on the day prior to the 2019 Annual Meeting of Shareholders or the date prior to the appointment to the Board. Non-employee directors elected by the shareholders for the 2019-2020 term year received an aggregate of 15,909 shares of restricted stock in lieu of such cash retainer amount as follows: Anthony A. Callander - 1,570; Susan S. Gayner - 5,338; Henry L. Guy - 1,570; Jeffery Kaczka - 2,617; Amy J. Michtich - 1,570; James W. Terry, Jr. - 1,674; and Murray H. Wright - 1,570. The annual retainer is inclusive of all director fees and directors did not receive meeting fees or chair fees in addition to the retainer.  Directors were reimbursed for travel and other expenses related to attendance at meetings. Directors who are employees did not receive extra compensation for service on the Board or any committee of the Board.

There will be no changes to non-employee director annual retainers for the 2020-2021 term year. Non-employee directors will be paid a total annual retainer of $102,000 in the form of cash and restricted stock. Directors must elect a minimum of $30,000 of the retainer fee to be paid in restricted stock and may elect up to 100% of the retainer to be paid in restricted stock.

The shares granted to the non-employee directors are not registered under the Securities Act of 1933 and are subject to forfeiture in whole or in part upon the occurrence of certain events.

The following table sets forth information about compensation paid by the Company to non-employee directors during calendar year 2019 and includes a portion from both the 2018-2019 and 2019-2020 term years. Non-employee directors were paid $102,000 in the 2018-2019 board term and the 2019-2020 board term.

Name	Fees Paid in Cash(1)	Stock Awards(2)	Total
(a)	(b)	(c)	(h)
Anthony A. Callander	$72,000	$30,000	$102,000
Susan S. Gayner	—	$102,000	$102,000
Henry L. Guy	$72,000	$30,000	$102,000
Jeffrey Kaczka (3)	$26,000	$50,000	$76,000
Amy J. Michtich	$72,000	$30,000	$102,000
James W. Terry, Jr.	$70,000	$32,000	$102,000
Murray H. Wright	$72,000	$30,000	$102,000

(1)	Represents fees paid in cash during 2019.

(2)	Represents the grant date fair value, computed in accordance with FASB ASC Topic 718 as disclosed in the Stock Awards footnote to the Summary Compensation Table, of restricted shares granted to the directors on May 16, 2019 for 2019 service. For 2019, the directors received restricted shares in lieu of cash retainer as follows: Anthony A. Callander - 1,570; Susan S. Gayner - 5,338; Henry L. Guy - 1,570; Jeffrey Kaczka - 2,617; Amy J. Michtich - 1,570; James W. Terry, Jr. - 1,674; and Murray H. Wright - 1,570. No director has been granted any stock options by the Company.

(3)	Mr. Kaczka was elected to the Board on May 16, 2019 and did not serve for the full 2019 calendar year.

Code of Conduct

Our Board has formally adopted a Code of Conduct that applies to all of our employees, officers and directors. We intend to satisfy the disclosure requirement regarding any amendment to, or waiver of, a provision of the Code of Conduct for the Company’s CEO, CFO, Chief Accounting Officer (“CAO”), Controller, or persons performing similar functions, by posting such information on the Company’s website.

There were no amendments to, or waivers of, any provision of the Code of Conduct for the Company’s CEO, CFO, CAO, Controller, or any persons performing similar functions during fiscal year 2019. A copy of our Code of Conduct is available on our website at www.synalloy.com.

Anti-Hedging Policy

Our Board adopted an anti-hedging and anti-pledging policy within its Insider Trading Policy whereby the Company’s directors, officers and any of their respective designees are prohibited from engaging in any speculative or hedging transactions in Company securities. Hedging transactions such as puts, calls, collars, swaps, forward sale contracts, and similar arrangements or instruments designed to hedge or offset decreases in the market value of Company securities and pledge Company securities as collateral for a loan are prohibited without the written permission of the Board.

EXECUTIVE OFFICERS

The following table provides information about our executive officer other than Mr. Craig Bram, the Company’s President and CEO. Information about Mr. Bram is set forth above under “Election of Directors.”

Name, Age, Principal Position and Five-Year Business Experience

Dennis M. Loughran, age 62

Mr. Loughran joined the Company in July 2015, as Senior Vice President (“SVP”) & CFO. Prior to joining the Company, he was the chief financial officer of Citadel Plastics Holdings, Inc., a privately-owned company headquartered in Chicago, IL, until its merger with A. Schulman, Inc. in June 2015. From 2006 to 2014, he served as the chief financial officer for Rogers Corporation (NYSE: ROG), headquartered in Rogers, CT. Previous experience includes 19 years with Reynolds Metals Company in various financial and operations roles and six years as Vice President, Finance and Supply Chain with Alcoa Consumer Products. Mr. Loughran has a broad background in international business management, financial reporting, planning and analysis, profit improvement, mergers and acquisitions, supply chain optimization, tax, treasury management and investor relations. Mr. Loughran attended the University of Richmond, where he received a B.S. degree in business administration (magna cum laude) with a major in accounting. He also received his M.B.A. from Virginia Commonwealth University, with a concentration in finance. He is a Certified Public Accountant.

J. Greg Gibson, age 46

In April 2015, Mr. Gibson was named President of Synalloy Chemicals, with business unit responsibility for both Manufacturers Chemicals, LLC and CRI Tolling, LLC. He served as Executive Vice President, Sales and Administration for Manufacturers Chemicals, a wholly-owned subsidiary of the Company from July 2011 to April 2015. Mr. Gibson joined the Company in 2005 as a sales representative providing expertise in building client relationships, growing product market share, sales profitability and developing and executing sales strategies. Prior to joining the Company, he began his sales career in the pharmaceutical industry. Mr. Gibson graduated with a B.S. degree from the University of Tennessee at Chattanooga and a M.B.A. from the University of North Alabama.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes our compensation program and policies and explains how the Board’s Compensation & Long-Term Incentive Committee (the “Committee”) established goals, reviewed performance measures, and decided compensation for our named executive officers (“NEOs”) in and for fiscal year 2019. Our NEOs are listed in the table below:

NEO	Title
Craig C. Bram	President and Chief Executive Officer
Dennis M. Loughran	Senior Vice President & Chief Financial Officer
J. Greg Gibson	President, Synalloy Chemicals

Executive Summary

Overview of Our Business and Results

The Company had a very challenging year in 2019. Coming off a record-breaking year in 2018, we set our 2019 forecasts assuming a continuation of the 2018 market volume and pricing. Instead, both market volume and pricing were constrained in 2019 as we saw tighter inventory controls from customers and significant price compression in the marketplace. These constraints were predominantly in the Metals Segment, which is also our largest segment. While the Company’s performance was solid as compared to prior years, the end of year financial results were well below targets and expectations. The 2019 Incentive Plan paid out below target accordingly.

In 2019, the Company reported net sales of $305.2 million, up $24.3 million from 2018 but less than our original 2019 forecast of $340 million. Adjusted EBITDA was $13.4 million in 2019, which is considerably lower than the $34.1 million reported in 2018 and our original forecast of $34.4 million for 2019.

The Company’s business has two divisions: the Metals Segment and the Chemicals Segment.

Synalloy Metals

The Metals Segment operates as four reporting units, including American Stainless Tubing (“ASTI”), Bristol Metals, LLC (“BRISMET”), Palmer of Texas Tanks, Inc. (“Palmer”) and Specialty Pipe & Tube, Inc. (“Specialty”). ASTI manufactures high-end ornamental stainless steel tubing. BRISMET manufactures stainless steel and other alloy pipe and tube. Palmer manufactures liquid storage solutions and separation equipment, and Specialty is a master distributor of seamless carbon pipe and tube. The Metals Segment’s markets include the oil and gas, chemical, petrochemical, pulp and paper, mining, power generation (including nuclear), water and waste water treatment, liquid natural gas, brewery, food processing, petroleum, pharmaceutical and other industries.

In 2019, the Metals Segment reported net sales of $251.1 million, up $28.8 million from 2018 and Adjusted EBITDA was $15.3 million, down from $35.4 million in 2018. Synalloy Metals revenue was positively impacted by the acquisition of ASTI on January 1, 2019. However, the Adjusted EBITDA was negatively impacted by market-wide price compression, tighter customer inventory controls, decline in metal surcharges which increased inventory losses and the lost profits associated with equipment failure of a key production line.

Synalloy Chemicals

The Chemicals Segment operates as one reporting unit which includes Manufacturers Chemicals, LLC (“MC”) and CRI Tolling, LLC (“CRI Tolling”). The Chemicals Segment produces specialty chemicals for the chemical, paper, metals, mining, agricultural, fiber, paint, textile, automotive, petroleum, cosmetics, mattress, furniture, janitorial and other industries.

Synalloy Chemicals profits decreased slightly in 2019 as compared to 2018. Actual 2019 financial performance was less than our original 2019 forecast and the 2019 Incentive Plan paid out below target for the segment. Synalloy Chemicals’ saw an increase in pounds shipped of 7% over the original forecast. However, the new business came primarily from non-reactor products and products where the customers provided their own raw materials. As a result, sales fell short of forecast by 8% and adjusted EBITDA was off 22%. In 2019, the Chemicals Segment recorded Adjusted EBITDA was $4.5 million, approximately 22% less than our original forecast.

Summary of 2019 Key Compensation Decisions

2019 Incentive Plan

At our 2019 Annual Meeting of Shareholders, 89.3% of the shares voted at the meeting were in favor of our 2018 NEO compensation program. As a result of this strong level of support, we committed to using the same Incentive Plan in 2019 (the “2019 Incentive Plan”) that was utilized in 2018 noting the following:

●	Base Salary - There were no changes to any NEO’s base salary in 2019.

●	Short-Term Cash Incentive - There were no changes to the short-term cash incentive under the 2019 Incentive Plan.

●	Long-Term Equity Incentive - There were no changes to the long-term equity incentive under the 2019 Incentive Plan.

Compensation Philosophy, Objectives and Process

Compensation Philosophy and Objectives

The Board and management believe that the performance and contributions of our executive officers are critical to our overall success. To attract, retain and motivate the executives to accomplish our business strategy, the Committee establishes executive compensation policies and oversees the Company’s executive compensation practices.

The Company’s goal is to attract and retain highly motivated and talented executives and to ensure a strong link between executive pay, Company performance and shareholder value.

Compensation Objective	How Objective is Achieved
Pay for performance	The majority of the annual short-term cash and long-term equity components of the compensation program have Performance Metric target ranges for each business segment and the Company as a whole. Executives are rewarded with higher incentive pay when above target ranges are met, while lower incentives are paid when target ranges are not achieved.

Attracting and retaining highly motivated and talented executives	The overall compensation program is designed to be competitive with positions at peer group companies to attract highly qualified candidates. Restricted stock awards have multi-year time vesting elements with forfeiture of unvested grants if an executive leaves the Company prior to vesting for any reason other than retirement, disability or death.

Aligning the interests of executives with the interests of shareholders	A portion of each executive’s pay is equity-based compensation, to align the executives’ interests with those of our shareholders.

The Company and the Committee believe that the most effective executive compensation program is one that is designed to reward the achievement of specific annual and long-term goals and functional operational initiatives of the Company as well as align the interest of executives with the interest of shareholders, ultimately improving shareholder value. Our pay for performance emphasis attracts executives who are willing to risk a larger share of their compensation on their own performance and the performance of the Company for the benefit of the longer-term shareholder value.

Compensation Process

The Committee looks for opportunities to improve upon the executive compensation program and in 2016 the Company retained PM as the Committee’s outside independent compensation consulting firm. PM is a nationally recognized executive compensation consultant and the Committee has retained it to provide information concerning compensation paid by competitors and members of our peer group. In 2016, PM assisted the Committee in designing the Incentive Plan that was used for NEOs in 2017, 2018 and 2019.

In reviewing the base salary of our NEOs in 2019, the Committee worked with PM to review aggregated information from our peer group and, for the executives below chief executive officer level, received input and guidance from the CEO on the performance of these officers. The Committee additionally reviews the performance of the CEO and considers this information in making compensation decisions.

In 2019, the Committee identified 17 companies for its peer group, all manufacturing businesses, with many in either the Basic Materials- Metals/Mining or Materials-Specialty Chemicals industry classification. Others are manufacturers of machinery or component parts. The peer group is focused on micro-cap companies with similar revenues and market capitalization to the Company’s performance. Additionally, the Committee compares the Company’s one-year and three-year average annual EBITDA to that of the peer group.

For 2019, our peer group consists of the following companies: American Vanguard, Ampco-Pittsburgh, CSW Industrials, Core Molding Company, Eastern Company, Houston Wire and Cable, Hawkins, Haynes International, Hurco, Insteel, KPMG Chemical, Landec Corp., Lawson Products Inc., L.B. Foster Company, Northwest Pipe Co., Perma Pipe, UFP Technologies, and Universal Stainless & Alloy Products.

The peer group information is used by the Company to benchmark the compensation for our CEO and CFO. The Committee sets base salary for our CEO near the median base salary for the peer group. The Committee sets the base salaries of the other NEOs to be market competitive as compared to the salaries of executives at similarly situated companies. However, the Committee believes that targeted total cash compensation, including short-term incentive pay, should provide the CEO and all other NEOs with the potential to earn in excess of the median total cash compensation of the peer group.

The Committee believes this methodology is appropriate because it directly aligns the CEO and other NEOs’ pay with the Company’s performance by putting more emphasis on at-risk components of cash compensation.

Risk Considerations

The Committee has assessed the risks arising from the Company’s compensation policies and practices for all employees to determine whether such policies or practices are reasonably likely to have a material adverse effect on the Company. Based on its assessment, the Committee has determined that the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

2019 Performance and Compensation

Our compensation program is relatively simple and straightforward, and consists of three main components: base salary, short-term cash incentives and long-term stock-based incentives. Below is information on the main components of and on certain decisions made regarding 2019 NEO compensation.

Base Salary

Base salary is a tool to provide executives with a reasonable level of fixed income relative to the responsibility of the positions they hold. Base salaries are reviewed annually by the Committee and the CEO and adjustments are considered at that time. Base salaries are adjusted from time to time to reflect changes in responsibility level, comparison of data obtained from peer groups, data from our compensation consultant and other external market comparative data. In addition, the Company considers the attributes of each individual executive, including but not limited to his/her longevity with the Company, his/her educational background and experience, the particular responsibilities of his/her position, the compensation of others with similar background, credentials and responsibilities, and his/her past level of performance.

For 2019, the Committee reviewed peer group data and, along with the CEO’s recommendation for the other NEOs, determined that it was in the best interests of the Company and our shareholders to defer any increase of each NEO’s base salary until a later date to be determined by the Committee.

Base salary for each NEO as of December 31, 2019 and December 31, 2018 are listed in the table below:

NEO	Title	Base Salary at 12/31/2019	Base Salary at 12/31/2018	% Increase
Craig C. Bram	President & CEO	$495,000	$495,000	—%
Dennis M. Loughran	SVP & CFO	$322,500	$322,500	—%
J. Greg Gibson	President, Synalloy Chemicals	$272,000	$272,000	—%

2019 Incentive Plan

With assistance from our compensation consultant, the Committee established the 2016 Incentive Plan and essentially carried the same plan forward each year including the 2019 Incentive Plan. As with the prior incentive plans, the 2019 Incentive Plan consisted of two components: short-term cash incentive compensation and long-term equity incentive compensation in the form of restricted stock awards to be issued under the 2015 Stock Award Plan (the “2015 Stock Plan”), which was approved by shareholders at the 2015 Annual Meeting.

Also, the Committee approved the calculation of the same performance metric that has been utilized since the 2016 Incentive Plan and is used to calculate certain components of both the short-term cash and long-term equity incentives. Consistent with prior years incentive plans, the 2019 Incentive Plan defined the “Performance Metric” as Adjusted EBITDA before incentives and excluding inventory gains and losses, metal price change gains and losses, inventory cost adjustments, aged inventory adjustments, and manufacturing variances.

Short-Term Cash Incentive

The short-term cash incentive in the 2019 Incentive Plan was calculated as a percentage of an executive’s base salary, depending on the executive’s position with the Company and what specified strategic goals were achieved. The two factors included in the short-term cash incentive were:

●	70% of short-term cash incentive: Target Performance Metric with an established Threshold Performance Metric and Maximum Performance Metric for the payment of cash incentives. The Threshold Performance Metric is set at 75% of Target. The Maximum Performance Metric is set at 125% of Target.

●	30% of short-term cash incentive: Successful delivery of specified strategic goals that drive stronger efficiencies across the Company, for Messrs. Bram and Loughran and across the segment for Mr. Gibson.

While the Performance Metric carried the heaviest weighting (70%) for the short-term cash component, the Committee used qualitative measures related to strategic goals to increase executive focus beyond the annual Performance Metric to include those measures management and the Board believe will lead to sustained results on a longer-term basis. The table below provides the total short-term cash incentive for each NEO at the threshold, target and maximum levels.

Total Short-Term Cash Incentive (as a percentage of base salary)
	Threshold	Target	Maximum
President & CEO	50.0%	85.0%	120.0%
SVP & CFO	45.0%	65.0%	85.0%
President, Synalloy Chemicals	40.0%	57.0%	75.0%

For the short-term cash incentive compensation component of the 2019 Incentive Plan, the following table sets forth the Performance Metric component for each executive. Actual payout is based on a calculation using results for the year and may vary between Threshold and Maximum values. The table below details the 2019 Performance Metric threshold, target, maximum and actual results.

	2019 Performance Metric Component
(dollars in millions)	Threshold	Target	Maximum	2019 Actual
President & CEO	$25.50	$34.00	$42.50	$21.41
SVP & CFO	$25.50	$34.00	$42.50	$21.41
President, Synalloy Chemicals (1)	$4.35	$5.80	$7.25	$5.05

(1)	2019 Performance Metric component is for the Chemicals Segment.

For 2019, the Performance Metric achieved was below the Threshold level for the Company. The Performance Metric achievement for the Chemicals Segment in 2019 was between Threshold and Target performance level.

For the short-term cash incentive compensation component of the 2019 Incentive Plan, the following table sets forth the strategic goal component for each executive. Actual payout is based on a calculation using results for the year and may vary between Threshold and Maximum values. The table below details the 2019 strategic goals threshold, target, maximum and actual results.

2019 Strategic Goals Component
	Threshold	Target	Maximum	2019 Actual
President & CEO (1)	3 out of 5	4 out of 5	5 out of 5	4.9 out of 5
SVP & CFO (2)	4 out of 7	5 out of 7	7 out of 7	6.9 out of 7
President, Synalloy Chemicals (3)	3 out of 5	4 out of 5	5 out of 5	4.0 out of 5

(1)	The 2019 strategic goals for the President & CEO related to financial, growth, and personnel initiatives.

(2)	The 2019 strategic goals for the SVP & CFO related to financial, process and personnel initiatives.

(3)	The 2019 strategic goals for the President, Synalloy Chemicals related to facility safety, sales and marketing, growth and facility specific initiatives.

For 2019, all NEOs met or exceeded the “Target” level of performance for the strategic goals component. The strategic goals component of the short-term cash incentive are operational and strategic goals specific to each named executive officer’s area of responsibility, in each case designed to drive overall Company financial and operational performance.

Total short-term cash incentives were earned for fiscal year 2019 as follows:

		2019 Performance Metric Component		2019 Strategic Goals Component		Total 2019 Short-Term Cash Incentive Payments
Name	Position	$	% of Base Salary	$	% of Base Salary	$	% of Base Salary
Craig C. Bram	President & CEO	—	—%	$176,700	35.7%	$176,700	35.7%
Dennis M. Loughran	SVP & CFO	—	—%	$81,238	25.2%	$81,238	25.2%
J. Greg Gibson	President, Synalloy Chemicals	$77,580	28.5%	$46,512	17.1%	$124,092	45.6%

2019 Long-Term Equity Incentive

Our goal in awarding long-term equity incentive compensation is to emphasize to our executives the importance of increasing shareholder value by tying a portion of executive compensation to growth in the Company’s stock price. To help align the interests of our executives with the interest of our shareholders, one hundred percent (100%) of long-term incentive compensation for NEOs is in the form of equity instruments. In recent years, the Company has granted restricted stock awards that vest over either three or five years, with half of such awards subject to achievement of a performance goal.

The long-term stock-based incentives are delivered in the form of restricted stock awards. Stock-based compensation is established at a percentage of each executive’s base salary at the time of grant. In order to attract and retain executive talent, 50% of the long-term incentive is a time-vesting retention award. In order to closely tie total compensation to long-term shareholder value, the other 50% of the long-term incentive compensation for the NEOs is earned based on achievement of a three-year cumulative Performance Metric.

For the long-term equity incentive component of the 2019 Incentive Plan, Mr. Bram was awarded restricted stock with a value at the time of grant equal to 42.5% of his base salary in the form of a time-vesting award, Mr. Loughran was awarded restricted stock with a value at the time of grant equal to 32.5% of his base salary in the form of time-vesting awards, and Mr. Gibson was awarded restricted stock with a value at the time of grant equal to 28.5% of his base salary in the form of an time-vesting award. These time-vesting stock awards vest 33% per year over a three-year period.

The NEOs are also eligible for performance-vesting restricted stock awards which, at maximum pay-out levels, would equal 63.75% of base salary for Mr. Bram, 48.75% of base salary for Mr. Loughran and 42.75% of base salary for Mr. Gibson. This performance-vesting restricted stock award is based on achievement of a three-year cumulative Adjusted EBITDA Performance Metric and will be earned, if at all, for performance during the three-year period ending December 31, 2021.

Total long-term equity incentives awarded for fiscal year 2019 were as follows:

Name	Position	2019 Time-Vesting Stock Award(1)	2019 Performance-Vesting Stock Award(2)	Total 2019 Long-Term Equity Awards
Craig C. Bram	President & CEO	$210,375	$210,375	$420,750
Dennis M. Loughran	SVP & CFO	$104,813	$104,813	$209,625
J. Greg Gibson	President, Synalloy Chemicals	$77,520	$77,520	$155,040

(1)	Time-vesting restricted stock award vests at 33% per year over a three-year period.

(2)	Performance-vesting restricted stock award is based on achievement of a three-year cumulative Performance Metric target and will be earned, if at all, for performance during the three-year period ending December 31, 2021.

Vesting of the 2017 Performance Long-Term Equity Incentive Award

The 2017 performance-vesting award was awarded for the three-year period ending December 31, 2019. The following table shows the threshold, target and maximum three-year cumulative Performance Metric when the award was made in 2017 as well as the actual performance for the three-year period ending December 31, 2019.

	2017 Performance-Vesting Stock Award (cumulative three-year Performance Metric ending December 31, 2020)
(in millions)	Threshold	Target	Maximum	Actual
President & CEO	$39.11	$57.55	$75.95	$71.88
SVP & CFO	$39.11	$57.55	$75.95	$71.88
President, Synalloy Chemicals (1)	$17.39	$25.59	$33.76	$17.46

(1)	Three-year cumulative Performance Metric is for the Chemicals Segment.

For the 2017 performance-vesting stock award, the three-year cumulative Performance Metric achieved was above the “Target” level for the Company. The three-year cumulative Performance Metric achieved for the Chemicals Segment in 2019 was at “Threshold” level. As such, the following table shows the amounts earned by the NEOs for the 2017 performance-vesting stock award.

Name	Position	2017 Performance-Vesting Award Earned(1)
Craig C. Bram	President & CEO	$185,096
Dennis M. Loughran	SVP & CFO	$92,200
J. Greg Gibson	President, Synalloy Chemicals	$27,900

(1)	The amounts in this column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of equity awards made pursuant to this award. For the 2017 Performance-Vesting Award, the NEOs received the following number of restricted shares: Mr. Bram 15,048; Mr. Loughran 7,495; and Mr. Gibson 2,268.

Stock-Ownership Levels

The Board has established stock ownership levels for the senior management team and the Board. Directors and executive officers have five years to achieve the targeted ownership levels. Stock ownership levels for NEOs and directors are based on dollars invested or cost basis, not market value. All NEOs are in compliance.

Stock ownership requirements are as follows:

●	Board - three times retainer;
●	CEO - four times base salary;
●	CFO and Segment Presidents - $250,000; and
●	Corporate Secretary - $200,000.

Employment Agreements

Following approval by the Committee, the Company has entered into employment agreements with its NEOs. The Employment Agreement section herein reflects Employment Agreements as of December 31, 2019.

An employment agreement with Mr. Bram was entered into on March 1, 2019 for a two-year term. On each two-year anniversary of the employment agreement, the term is automatically extended for two additional years, unless the Company or Mr. Bram provides written notice that it or he does not wish to extend the agreement within 90 days of the end of the term.

Employment agreements with Mr. Loughran and Mr. Gibson were entered into on March 1, 2019, each for a one-year term. On each one-year anniversary of the employment agreement, the term is automatically extended for an additional year, unless the Company or the executive provides written notice that it or he does not wish to extend the agreement within 90 days of the end of the term.

The employment agreements for each of Messrs. Bram, Loughran and Gibson provide for a base salary, cash incentive and restricted stock incentive to be reviewed by the Committee on an annual basis. The employment agreements also provide that each executive is eligible to participate in any employee benefit plan and programs generally made available to employees.

The employment agreements provide that the executive will be entitled to severance payments in the case of death or disability, or a termination without cause (outside of, or in connection with or following a change in control) in the form of (1) salary continuation, (2) average cash bonus, (3) health insurance and (4) restricted stock and options vesting. The base salary may be paid in installments or in a lump sum, at the election of the Company. In order to receive the severance, the executive, or his beneficiary or estate, must execute a release satisfactory to the Company. Please see the table below for more information on the above described severance payments.

With respect to a change in control, the employment agreements provide for a severance payment only if, in connection with, or within two years after, a change in control, either (a) the Company terminates the executive’s employment (other than for cause, as defined in the agreement, and other than due to death or disability), or (b) the executive is not retained in substantially the same or better role and substantially the same or better compensation level as prior to the change in control. This approach is commonly referred to as “double-trigger” acceleration upon a change in control.

Each employment agreement defines a change in control to occur when “(i) any person (as defined in Section 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, or (ii) there is a consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries). The election of any or all of the Dissident Group’s nominees would not trigger a change in control within the meaning of such term as it is used under these employment agreements.

The employment agreement contains a covenant not to engage, directly or indirectly, in competition with the Company with respect to the businesses in which it is engaged on the date the executive’s employment is terminated and for a period of one year after termination of the executive’s employment. In addition, each agreement stipulates that the executive may not be employed for a period of one year after his termination of employment with any business that was identified as a potential acquisition target during the executive’s tenure with the Company. Each NEO has also agreed not to disclose, at any time during his employment with the Company or thereafter, any of the Company’s confidential information.

The following table shows the potential payments to Messrs. Bram, Loughran and Gibson upon termination for the reasons described below, or to their beneficiaries in the event of death. The amounts shown assume that the employment of each executive was terminated effective December 31, 2019.

Potential Payments Upon Termination or Change-in-Control

		Death or Disability(1)	Retirement(2)	Termination Without Cause(3)	Termination without Cause following a Change in Control(4)
Craig C. Bram,	Base Salary	$123,750	—	$742,500	$1,237,500
President & CEO	Cash Bonus	$176,700	—	$372,356	$930,890
	Stock Options	—	—	—	—
	Restricted Stock (5)	$997,886	—	$997,886	$1,889,428
	Healthcare	—	—	$34,062	$34,062
Dennis M. Loughran,	Base Salary	$80,625	—	$241,875	$645,000
SVP & CFO	Cash Bonus	$81,238	—	$86,422	$345,688
	Stock Options	—	—	—	—
	Restricted Stock (5)	$498,791	$498,791	$498,791	$847,241
	Healthcare	—	—	$21,138	$42,276
J. Greg Gibson,	Base Salary	$68,000	—	$204,000	$544,000
President, Synalloy	Cash Bonus	$135,689	—	$64,945	$259,780
Chemicals	Stock Options	—	—	—	—
	Restricted Stock (5)	$340,630	—	$340,630	$612,670
	Healthcare	—	—	$21,138	$42,276

(1)	Upon death or disability, all NEOs will receive base salary in the amount of three months or until the anniversary date of the agreement, whichever is greater, the cash incentive for that fiscal year prorated to the date of the executive’s death or disability, and immediate vesting of all restricted stock and options.

(2)	Upon eligible retirement, all restricted stock and options immediately vest. Mr. Loughran was the only NEO eligible for retirement as of December 31, 2019.

(3)	Upon termination without cause, Mr. Bram will receive 1.5X of current base salary, 1.0X of the average of the two most recent cash bonuses, 24 months of COBRA premiums and immediate vesting of all restricted stock and options as severance. All other NEOs will receive 0.75X of current base salary, 0.5X of the average of the two most recent cash bonuses, 12 months of COBRA premiums and immediate vesting of all restricted stock and options as severance.

(4)	Upon a triggering event under the “double-trigger” change in control, Mr. Bram will receive 2.5X of current base salary, 2.5X of the average of the two most recent cash and stock bonuses, 24 months of COBRA premiums and immediate vesting of all restricted stock and options as severance. Upon a triggering event under the “double-trigger” change in control, all other NEOs will receive 2.0X of current base salary, 2.0X of the average of the two most recent cash and stock bonuses, 24 months of COBRA premiums and immediate vesting of all restricted stock and options as severance.

(5)	Restricted Stock is calculated based on the December 31, 2019 closing stock price of $12.91 per share.

Compensation of Executive Officers

2019 Summary Compensation Table

The following table sets forth summary compensation information for our NEOs for the years indicated:

Name and Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
(a)	(b)	(c)	(e)	(g)	(i)	(j)
Craig C. Bram	2019	$495,000	$420,750	$176,700	$11,200	$1,103,650
(President & CEO)	2018	$495,000	$292,500	$568,012	$10,800	$1,366,312
	2017	$450,000	$255,997	$277,172	$10,800	$993,969
Dennis M. Loughran	2019	$322,500	$209,625	$81,238	$11,200	$624,563
(SVP & CFO)	2018	$322,500	$138,825	$264,450	$10,800	$736,575
	2017	$308,500	$121,508	$192,355	$10,800	$633,163
J. Greg Gibson	2019	$272,000	$155,040	$124,092	$19,900	$571,032
(President, Synalloy Chemicals)	2018	$272,000	$117,000	$135,689	$19,500	$544,189
	2017	$260,000	$87,764	$41,730	$19,500	$408,994

(1)	Stock Awards - The amounts in this column represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of stock awards made during the year. See Note 7 to the Company’s consolidated financial statements for the year ended December 31, 2019, which are included in the Company’s 2019 Annual Report on Form 10-K, for additional disclosure of all assumptions made with respect to the valuation of stock awards.

(2)	Non-Equity Incentive Compensation - The amounts reported in Non-Equity Incentive Plan Compensation were paid under the Incentive Plan for the respective year, as more fully described in the CD&A. Amounts reported in this column were earned in the indicated year.

(3)	All Other Compensation - The amounts shown in this column represent the Company’s contributions pursuant to the 401(k)/ESOP Plan for the named executives. In addition, Mr. Gibson received a monthly car allowance.

CEO Pay Ratio - For 2019, the annual total compensation for our median employee was $60,256; Mr. Bram’s 2019 annual total compensation was $1,103,650 and the ratio of these two amounts was 1:18.

SEC rules permit companies to identify the median paid employee once every three years as long as there has been no change in the company’s employee population or compensation arrangements that significantly impacts the pay ratio disclosure. As we have had no such material changes since 2017, we are using the same median employee identified for 2017, as described below.

The median employee was identified for 2017 utilizing total cash compensation consisting of earnings, bonuses and allowances and annualized for all employees as of December 31, 2017. This pay ratio is a reasonable estimate calculated in a manner consistent with the SEC rules based on our payroll and employment records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards(4)
		Threshold	Target	Maximum	Threshold	Target	Maximum
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(l)
Craig C. Bram	2/8/19	$74,250	$420,750	$594,000
	2/8/19				$105,188	$210,375	$315,563	13,396	$420,750
Dennis M. Loughran	2/8/19	$43,538	$209,625	$274,125
	2/8/19				$52,406	$104,813	$157,219	6,669	$209,625
J. Greg Gibson	2/8/19	$32,640	$155,040	$204,000
	2/8/19				$38,760	$77,520	$116,280	4,932	$155,040

(1)	These awards were made pursuant to our 2019 Incentive Plan and were earned upon the achievement of certain performance goals established by the Committee for the fiscal year ended December 31, 2019. For a discussion of these performance goals, see our CD&A section included in this proxy statement. The Committee targeted a payout equal to 85% of base salary for Mr. Bram, 65% of base salary for Mr. Loughran, and 57% of base salary for Mr. Gibson, which would be achieved if 100% of the Performance Metric goal and 80% of the strategic goals were met.

Consequently, the target amounts in this column assume that Mr. Bram earned 85%, Mr. Loughran earned 65%, and Mr. Gibson earned 57% of the maximum potential awards that they could have earned using these annual incentive opportunities.

The threshold amounts assume that the NEOs earned the minimum cash incentive awards required to trigger any level of payout. If Company performance fell below performance goals required to earn the threshold amount, they would not have been entitled to any non-equity incentive plan awards.

Mr. Bram earned 35.7%, Mr. Loughran earned 25.2%, and Mr. Gibson earned 45.6% of these non-equity incentive plan awards based on our performance during 2019. These annual incentive amounts are also included under “Non-Equity Incentive Compensation” in the Summary Compensation Table.

(2)	These amounts represent grants of performance-vesting restricted stock made pursuant to our 2019 Incentive Plan. These restricted shares will be earned over the performance cycle ending December 31, 2022. For a discussion of the other material terms of these awards, see our CD&A section. The Committee targeted payout of restricted shares equivalent to 42.5% of base salary for Mr. Bram, 32.5% of base salary for Mr. Loughran and 28.5% of base salary for Mr. Gibson.

(3)	These amounts represent grants of time based restricted shares made under the 2019 Incentive Plan. For a discussion of the material terms of these awards, see our CD&A section.

(4)	Full grant date fair value of equity awards computed in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at Fiscal Year End 2019

The following table sets forth information about stock options and restricted stock awards outstanding at the end of 2019 for each of our NEOs. No other stock awards were outstanding at December 31, 2019.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)/ Exercisable(1)	Number of Securities Underlying Unexercised Options (#)/ Unexercisable(1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (2)	Market Value of Shares or Units of Stock That Have Not Vested (4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Craig C. Bram	1,015	1,015	$16.010	2/10/2025	37,129	$479,335	20,083	$259,272
Dennis M. Loughran	—	—	—	—	18,904	$244,051	9,866	$127,370
J. Greg Gibson	1,673	419	$16.010	2/10/2025	14,493	$187,105	4,865	$62,807
	3,398	—	$14.760	2/20/2024

(1)	Includes stock options granted on February 20, 2014 and February 10, 2015, all of which vest in 20% increments annually, beginning one year after date of grant.

(2)	Includes restricted stock awards granted on February 16, 2016 which vest in 20% increments annually, beginning one year after date of grant and restricted stock awards granted on May 5, 2017, February 8, 2017, February 7, 2018 and February 6, 2019 which vest in 33.3% increments annually, beginning one year after date of grant. Stock awards are subject to the recipients continuing to be employed by the Company and other conditions described under “Equity Plans - Stock Awards Plan.”

(3)	These represent the performance based restricted shares granted in 2017, 2018 and 2019, the earn out of which is based on achievement of a three-year Performance Metric target. Shares will be earned, if at all, for the period ending December 31, 2020, December 31, 2021 and December 31, 2022. In accordance with SEC rules, the number of shares included in this table is based on a threshold level of payout.

(4)	Based on the December 31, 2019 closing stock price of $12.91 per share.

2019 Option Exercises and Stock Vested

The following table sets forth information about restricted stock awards that vested in 2019.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
(a)	(b)	(c)
Craig C. Bram	44,586	$703,872
Dennis M. Loughran	19,316	$307,435
J. Greg Gibson	12,954	$206,841

(1)	Based on the market value of the shares on the exercise or vesting date.

Equity Plans

Stock Option Plan

The Company currently has one stock option plan, the 2011 Long-Term Incentive Stock Option Plan (the “2011 Option Plan”), approved at the 2011 Annual Meeting of Shareholders. Options may be exercised beginning one year after the date granted at the rate of 20% annually on a cumulative basis; however, in no event shall an option be exercisable more than ten years after the date of grant. In the event that (a) all or substantially all of the assets or Common Stock of the Company (or a subsidiary or division of the Company in which employee is employed) are sold to an entity not affiliated with the Company, (b) a merger or share exchange with an unaffiliated party occurs in which the Company is not the surviving entity, or (c) a similar sale or exchange transaction occurs, which in the Committee’s sole discretion justifies an exercise right, an option holder may exercise, in addition to the above, 100% of the options not otherwise exercisable because of the holding period requirement, subject to the limitation that in no event shall incentive stock options under this and all other option plans of the Company having an aggregate fair market value in excess of $100,000 at the dates of grant become exercisable by an optionee for the first time during a calendar year. The exercise price for options granted under the 2011 Option Plan is equal to 100% of the fair market value on the date the option is granted. The option grant price is determined by averaging the high and low sales prices for the Company’s Common Stock for the day prior to the option grant date as reported by the Nasdaq Global Market. If one of the events described in (a), (b) or (c) above had occurred as of December 31, 2019, all of the stock options shown in the “Number of Securities Underlying Unexercised Options/Unexercisable” column of the Outstanding Equity Awards at Fiscal Year End 2019 table would have vested immediately.

On February 10, 2015, the Board amended the 2011 Option Plan to allow former employees who cease to be employees of the Company as a result of normal retirement, early retirement or disability retirement, to exercise any outstanding options at any time after the date on which he or she ceased to be an employee, but not later than the end of the fixed term of the option and no earlier than one year from the date the option was granted. In the case of death, the option may be exercised by the holder’s estate, a person who acquired the right to exercise the option by bequest or inheritance, or his or her attorney-in-fact, as appropriate, at any time after the holder’s death, but not later than the end of the fixed term of the option. Otherwise, options can only be exercised by an employee who has been in the continuous employment of the Company since the date the option was granted. Options granted under the 2011 Option Plan to an employee shall not be transferable except by will or the laws of descent and distribution.

At March 17, 2020, there were a total of 170,436 shares underlying outstanding options and 46,936 shares underlying exercisable options under the 2011 Option Plan. There were 28,528 shares available for grant under the 2011 Option Plan as of March 17, 2020.

Stock Award Plans

The 2015 Stock Plan, approved by shareholders at the 2015 Annual Meeting of Shareholders and amended by the Board and the shareholders at the 2018 Annual Meeting of Shareholders, authorizes the issuance of up to 500,000 shares which can be awarded for a period of ten years from the effective date of the plan. On February 16, 2017, the Board amended the 2015 Stock Plan to enable the Compensation & Long-Term Incentive Committee to establish vesting schedules as it administers the plan, generally over three or five years. In order for the awards to vest, the employee must be in the continuous employment of the Company or a subsidiary since the date of the awards, except as the result of an employee’s retirement (minimum age of 62), death or permanent disability, upon which event any portion of a stock award that has not vested with the Company will become 100% vested. Otherwise, any portion of a stock award that has not vested prior to the termination of an employee’s employment with the Company for any other reason shall be automatically cancelled. Vesting of the total number of unvested shares will occur in the event that there is either (i) the acquisition of more than 50% of the outstanding voting securities of the Company or a subsidiary or division of the Company in which the employee is employed (calculated on a fully diluted basis) by any person during any consecutive 12-month period of time; or (ii) the sale of more than 50% in value of the assets of the Company over any consecutive 12-month period of time. At March 17, 2020, awards for 211,830 shares have been granted under the 2015 Stock Plan.

The 2005 Stock Awards Plan (“2005 Stock Plan), approved by shareholders at the 2005 Annual Meeting of Shareholders, and amended by the Board effective at its February 2008 and November 2014 meetings, authorized the issuance of up to 300,000 shares which could be awarded for a period of ten years from the effective date of the plan. The 2005 Stock Plan expired on February 3, 2015 at which time no further grants could be awarded. There are outstanding awards under the 2005 Stock Plan that will vest over the next year. Stock awards vest in 20% increments annually, beginning one year after the date of grant. In order for the awards to vest, the employee must be in the continuous employment of the Company or a subsidiary since the date of the awards, except as the result of an employee’s retirement (minimum age of 62), death or permanent disability, in which case any portion of a stock award that has not vested with the Company will become 100% vested. Otherwise, any portion of a stock award that has not vested prior to the termination of an employee’s employment with the Company for any other reason shall be automatically cancelled. Vesting of up to 100% of the total number of unvested shares will occur in the event that there is either (i) the acquisition of more than 50% of the outstanding voting securities of the Company or a subsidiary or division of the Company in which the employee is employed (calculated on a fully diluted basis) by any person during any consecutive 12-month period of time; or (ii) the sale of more than 50% in value of the assets of the Company over any consecutive 12-month period of time. The Company may also terminate any portion of an award that has not vested upon an employee’s failure to comply with all conditions of the award or the plan. If one of the events described in (i) or (ii) above had occurred as of December 31, 2019, 100% of the restricted shares shown in the “Number of Shares or Units of Stock That Have Not Vested” column of the Outstanding Equity Awards at Fiscal Year End 2019 table would have vested immediately.

Shares relating to awards that have not yet vested are reserved for issuance by the Company and an employee is not entitled to any voting or dividend rights with respect to any such shares. Share awards that have not vested are not transferable.

Retirement Plans

401(k)/ESOP Plan

The Company sponsors a 401(k) Plan/Employee Stock Ownership Plan. All employees (except those employees who are entitled to participate in union-sponsored plans) who are 21 years or older are automatically enrolled at a pre-determined percentage following 60 days of full-time employment with the Company or any subsidiary. Employees may choose to opt out or elect to change the default deferral rate. Employees are eligible to receive a matching contribution in the month following their one-year anniversary.

Employees are permitted to contribute up to 100% of earnings not to exceed a dollar amount set by the Internal Revenue Service through payroll deduction on a pre-tax basis or after-tax basis through a Roth 401(k). Employees are permitted to change the election daily and can revoke the election at any time. Employee contributions are 100% vested at all times. An employee can invest his contribution in any of the investment funds offered; however, employee contributions cannot be invested in the Company’s Common Stock.

Prior to January 1, 2016, all Company contributions were invested in Company stock. Effective January 1, 2016, Company contributions are invested in accordance with employee elections for individual contributions, and the ESOP portion of the 401(k)/ESOP Plan is frozen. For each plan year, the Company contributes on behalf of each eligible participant a discretionary matching contribution equal to a percentage determined annually by the Board.

For 2019 and 2018, the maximum matching contribution was 4%. The matching contribution is allocated within 15 days of each pay period. In addition to the matching contribution, the Company may make a discretionary contribution which shall be distributed to all eligible participants regardless of whether they contribute to the 401(k)/ESOP Plan. No discretionary contributions have been made to the 401(k)/ESOP Plan.

Distributions are not permitted before age 59 1/2 except in the event of death, disability, termination of employment or reason of proved financial hardship as defined according to Internal Revenue Service guidelines. The 401(k)/ESOP Plan provides for payment of the participant’s account balance upon death, disability or retirement in the form of cash or shares of the Company’s Common Stock or both. If employment terminates for reasons other than retirement, disability or death (e.g. resignation or termination by the Company), any discretionary portion of a participant’s account balance will vest as follows: less than three years’ service - 0% vested; three or more years - 100% vested.

Unvested amounts are forfeited and allocated to participants eligible to participate for a plan year. The 401(k)/ESOP Plan permits rollovers from qualified plans at the discretion of the Company. The 401(k)/ESOP Plan is permitted to borrow money to purchase shares of the Company’s Common Stock. All shares of the Company’s Common Stock acquired by the 401(k)/ESOP Plan with the proceeds of a loan are maintained in a suspense account and are withdrawn and shares are allocated to participant’s accounts as the loan is paid. As a participant in the 401(k)/ESOP Plan, any employee may direct the trustee to vote shares allocated to his or her account in accordance with the employee’s wishes.

All 401(k)/ESOP Plan assets are held by an independent trustee. The trustee invests all assets and makes payment of 401(k)/ESOP Plan benefits. The 401(k)/ESOP Plan is managed and administered by an independent administrator and a Pension Committee comprised of the corporate officers of the Company. Expenses incurred for the administration of the 401(k)/ESOP Plan are paid by the Company. The 401(k)/ESOP Plan reserves to the Board of the Company the right to amend the 401(k)/ESOP Plan in any manner or terminate the 401(k)/ESOP Plan at any time. The 401(k)/ESOP Plan may be amended to preserve the qualification of the 401(k)/ESOP Plan under the applicable provisions of the Internal Revenue Code of 1986, as amended from time to time. For 2019, the Company’s total matching contribution was $833,698.

COMPENSATION COMMITTEE REPORT

The Compensation & Long-Term Incentive Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Further, the Compensation & Long-Term Incentive Committee considered and took into account the 2019 shareholder vote on executive compensation. Based on such review, discussion and consideration of the 2019 shareholder vote, the Compensation & Long-Term Incentive Committee recommended to our Board that the “Compensation Discussion and Analysis” be included in our 2019 Annual Report on Form 10-K and in this Proxy Statement.

The Compensation & Long-Term Incentive Committee

Henry L. Guy, Chair
Susan S. Gayner
Amy J. Michtich
James W. Terry, Jr.

Proposal 2 - Advisory Vote on the Compensation of Our Named Executive Officers

The Board is committed to a compensation philosophy and program that promotes our ability to attract, retain and motivate individuals who can achieve superior financial results. As part of that commitment, and in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, shareholders are being asked to approve, in an advisory non-binding resolution, the compensation of our NEOs as disclosed in this Proxy Statement. This proposal is our “say-on-pay” proposal. While the advisory vote is required by the Exchange Act, the frequency of the vote (every year, every two years, or every three years) is at the discretion of the Board. Rule 14a-21(b) under the Exchange Act requires the Board to ask shareholders at least every six years, to recommend the frequency of the” say-on pay” vote. At the 2018 Annual Meeting of Shareholders, shareholders recommended that future “say-on-pay” votes take place every year, and the Board has determined to submit the “say-on-pay” vote to shareholders on an annual basis. The next vote for the frequency of the “say-on-pay” votes will be at the 2024 Annual Meeting of Shareholders.

This proposal gives you the opportunity to let us know how you view the overall compensation of our NEOs and the policies and practices described in this Proxy Statement. It is not intended to address any specific item of compensation. In considering how to vote on this proposal, we encourage you to review all the relevant information in this Proxy Statement - our CD&A (including its executive summary), the compensation tables, and the rest of the narrative disclosures regarding our executive compensation program. Your vote will not directly affect or otherwise limit any existing compensation or award arrangement of any of the NEOs.

Because your vote is advisory, it is non-binding on our Board; however, our Board will take into account the outcome of the vote on the say-on-pay proposal when considering future compensation arrangements. We invite shareholders who wish to communicate with our Board on executive compensation or any other matters to contact us as provided under “Corporate Governance - Shareholder Communications with Directors.”

Accordingly, in compliance with the Dodd-Frank Act, we ask you to approve the following resolution:

“RESOLVED, that the shareholders of Synalloy Corporation hereby approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC and Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion in the Company’s 2020 Proxy Statement.”

Vote Required

A majority of the voting power represented at the Annual Meeting must vote “FOR” Proposal 2 to approve the advisory vote on the compensation of our named executive officers. The enclosed BLUE Proxy Card provides a means for you to vote “FOR,” “AGAINST” or to “ABSTAIN” on this proposal. Each properly executed proxy received in time for the Annual Meeting will be voted as specified therein. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

Board Recommendation

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed by KPMG for audit services rendered in connection with the consolidated financial statements and reports for the fiscal years ended December 31, 2019 (referred to as “Fiscal 2019”) and December 31, 2018 (“referred to as “Fiscal 2018”) and for other services rendered during fiscal years 2019 and 2018, on behalf of the Company and its subsidiaries, which have been billed or will be billed to the Company.

Fee Category	Fiscal 2019	% of Total	Fiscal 2018	% of Total
Audit Fees	$1,636,379	99.4%	$1,099,790	95.3%

Audit Related Fees	$9,200	0.6%	$54,200	4.70%

Tax Fees	—	—%	—	—%

All Other Fees	—	—%	—	—%

Total Fees	$1,645,579	100.0%	$1,153,990	100.0%

Audit Fees: Audit fees include fees and out-of-pocket expenses billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by the Company’s independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. Audit Fees also include fees for the audit of the Company’s internal controls related to Sarbanes-Oxley Section 404 compliance based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.

Audit Related Fees: In Fiscal 2019, audit related fees only include costs associated with environmental compliance. In Fiscal 2018, the audit related fees include costs associated with environmental compliance and costs associated with comfort letter procedures.

Tax Fees: The Company did not incur tax fees from KPMG in 2019 or 2018.

In making its decision to appoint KPMG as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of KPMG.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent registered public accounting firm, subject to limited exceptions for non-audit services described in Section 10A of the Exchange Act, which are approved by the Audit Committee prior to completion of the audit. The committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full committee at its next scheduled meeting. During Fiscal 2019, all audit and permitted non-audit services were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board has reviewed and discussed with management the Company’s audited consolidated financial statements for the year ended December 31, 2019. The Audit Committee has discussed with the Company’s independent auditors, KPMG, the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from KPMG required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with KPMG, its independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

The Audit Committee

Anthony A. Callander, Chair
Henry L. Guy
Jeffrey Kaczka
James W. Terry, Jr.

Proposal 3 - Ratification of the Appointment of Our Independent Registered Public Accounting Firm

Although applicable Delaware law and SEC rules do not require shareholder ratification to proceed with the appointment, our Audit Committee and our Board are requesting that our shareholders ratify the appointment of KPMG as our independent registered public accounting firm for fiscal year 2020. Our Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if our shareholders do not ratify the appointment, our Audit Committee may investigate the reasons for shareholder rejection and may consider whether to retain KPMG or to appoint another independent registered public accounting firm. Furthermore, even if the appointment is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our shareholders or the Company. Representatives of KPMG are expected to be present at the Annual Meeting with an opportunity to make a statement, if they so desire, and to respond to appropriate questions with respect to that firm’s audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2019.

Vote Required

A majority of the voting power represented at the Annual Meeting must vote “FOR” Proposal 3 to ratify our Audit Committee’s appointment of KPMG, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2020. The enclosed BLUE Proxy Card provides a means for you to vote “FOR,” “AGAINST” or to “ABSTAIN” on this proposal. Each properly executed proxy received in time for the Annual Meeting will be voted as specified therein. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

Board Recommendation

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF KPMG, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2020.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

A number of banks, trustees and other holders of record who are our shareholders may be “householding” our proxy materials and annual reports for their customers. This means that only one copy of our proxy materials may have been sent to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you prefer to receive separate copies of a proxy materials or annual report, either now or in the future, please call us at 804-822-3260, or send your request in writing to the following address: Corporate Secretary of Synalloy Corporation, 4510 Cox Road, Suite 201, Richmond, VA 23060. If you are still receiving multiple reports and proxy statements for shareholders who share an address and would prefer to receive a single copy of the annual report and proxy statement in the future, please contact us at the above address or telephone number. If you are a beneficial owner, you should contact your bank, broker or other holder of record.

SHAREHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING OF SHAREHOLDERS

Any shareholder proposal to be included in the proxy materials for the 2021 Annual Meeting of Shareholders must be submitted in accordance with applicable regulations of the SEC, and received by the Company at its principal executive offices, 4510 Cox Road, Suite 201, Richmond, VA 23060, no later than ________, 2020 (120 calendar days prior to the first anniversary of this Proxy Statement); provided, that, if the 2021 Annual Meeting of Shareholders is changed by more than 30 days from the date of the Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials.

In order for a shareholder to bring any business or nominations before the 2021 Annual Meeting of Shareholders that is not submitted for inclusion in the Company’s proxy statement for the 2021 Annual Meeting of Shareholders by the deadline identified above, certain conditions set forth in the Company’s Bylaws must be complied with, including but not limited to, the delivery of a written notice to the Corporate Secretary of the Company between ________, 2021 and ________, 2021 (not less than 30 nor more than 60 days in advance of the 2021 Annual Meeting which is tentatively scheduled on ________, 2021); provided, however, that in the event that less than 40 days’ notice or prior public disclosure of the date of the 2021 Annual Meeting of Shareholders is given or made available to shareholders, notice by the shareholder must be received by the Company not later than the close of business on the 10th day following the day on which such notice of the date of the 2021 Annual Meeting of Shareholders was mailed or a public disclosure including such date was made.

Each shareholder who desires to present a proposal to be voted on at the 2021 Annual Meeting of Shareholders may do so only in accordance with Section 9 of Article II of the Bylaws, which provides that such shareholder’s notice referenced above shall be timely and must include, for each matter the shareholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and shareholder, and (iv) any material interest of the shareholder in such business.

Each shareholder who desires to nominate a candidate for election to be voted at the 2021 Annual Meeting of Shareholders may do so only in accordance with Section 10 of Article II of the Bylaws, which provides that such shareholder’s notice referenced above shall be timely and shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the Company which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934; and (b) as to the shareholder giving the notice, (i) the name and record address of shareholder and (ii) the class and number of shares of the Company which are beneficially owned by the shareholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company. No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth therein.

In accordance with Rule 14a-4(c) under the Securities Act, the designated proxy agents will vote on the proposal in their discretion with respect to any shareholder proposal not received by the Company by ________, 2021, which is 45 days before the date on which this Proxy Statement was first made available to the Company’s shareholders.

REFERENCES TO OUR WEBSITE ADDRESS

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules or the Nasdaq Rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

INCORPORATION BY REFERENCE

The “Audit Committee Report” is not deemed to be filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates such information by reference.

OTHER MATTERS TO COME BEFORE THE MEETING

As of the date of this Proxy Statement, the Board does not know of any matters, other than those stated above, that may properly come before the Annual Meeting. However, if any other matters do properly come before the Annual Meeting, it is the intention of the persons named as proxies to vote upon them in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Sally M. Cunningham
Secretary

APPENDIX A

Additional Information Regarding Participants in the Solicitation

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees and certain officers of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Meeting. The following sets forth certain information about such persons (the “Participants”).

Directors and Director Nominees

The names and present principal occupation of our directors and director nominees, each a Participant, are set forth below. The business address for the Company’s current directors and director nominees is c/o Synalloy Corporation, 4510 Cox Road, Suite 201, Richmond, Virginia 23060.

Name	Present Principal Occupation

Craig C. Bram	President and Chief Executive Officer of the Company

Anthony A. Callander	Former (Retired) Partner of Ernst & Young, LLP

Susan S. Gayner	President and Chief Executive Officer of Parkland Ventures, Inc.

Henry L. Guy	President and Chief Executive Officer of Modern Holdings Incorporated

Jeffrey Kaczka	Former (Retired) Executive Vice President and Chief Financial Officer of MSC Industrial Direct Co., Inc.

Amy J. Michtich	Vice President – General Manager, North American Operations of the Scotts Miracle-Gro Company

James W. Terry, Jr.	Director of Strategic Assets & Investments for Hollingsworth Funds, Inc.

Murray H. Wright	Former (Retired) Senior Counsel of DurretteCrump, PLC

Officers

The officers of the Company who are Participants are Dennis M. Loughran and J. Greg Gibson. The business address for each is c/o Synalloy Corporation, 4510 Cox Road, Suite 201, Richmond, Virginia 23060. Their present principal occupations are stated below. Mr. Bram is also an executive officer of the Company but is listed above as a Director and Director Nominee.

Name	Present Principal Occupation

Dennis M. Loughran	Senior Vice President & Chief Financial Officer of the Company

J. Greg Gibson	President of Synalloy Chemicals

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of March 17, 2020 is set forth in the section titled “Security Ownership of Certain Beneficial Owners and Management” in this proxy statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares	Transaction

Anthony A. Callander	01/24/2019 07/09/2019	Common Stock Common Stock	2,153 1,570	Grant, Award or Other Acquisition Grant, Award or Other Acquisition

Susan S. Gayner	01/24/2019 07/09/2019	Common Stock Common Stock	5,491 5,338	Grant, Award or Other Acquisition Grant, Award or Other Acquisition

Henry L. Guy	06/13/2018 12/12/2018 12/12/2018 01/24/2019 03/20/2019 07/09/2019	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	5,000 4.224 4.224 1,615 1,600 1,570	Open Market Purchase Other Acquisition Other Acquisition Grant, Award or Other Acquisition Open Market Purchase Grant, Award or Other Acquisition

Jeffrey Kaczka	07/09/2019	Common Stock	2,617	Grant, Award or Other Acquisition

Amy J. Michtich	01/24/2019 07/09/2019	Common Stock Common Stock	1,722 1,570	Grant, Award or Other Acquisition Grant, Award or Other Acquisition

James W. Terry, Jr.	06/12/2018 01/24/2019 03/08/2019 07/09/2019 09/20/2019 03/12/2020 03/13/2020	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	1,968 2,261 1,500 1,674 3,300 500 500	Gift of Securities from Insider Grant, Award or Other Acquisition Open Market Purchase Grant, Award or Other Acquisition Gift of Securities from Insider Open Market Purchase Open Market Purchase

Murray H. Wright	06/11/2018 12/20/2018 01/24/2019 03/07/2019 03/08/2019 03/13/2019 07/09/2019 11/21/2019 11/27/2019 12/09/2019 12/17/2019 12/19/2019	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	10,000 1,900 1,615 5,916 4,084 980 1,570 1,000 200 1,800 500 1,000

Open Market Sale

Gift of Securities from Insider

Grant, Award or Other Acquisition

Open Market Purchase

Open Market Purchase

Open Market Purchase

Grant, Award or Other Acquisition

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Name	Date	Title of Security	Number of Shares	Transaction
Craig C. Bram

06/20/2018

6/20/2018

08/15/2018

08/15/2018

09/18/2018

12/10/2018

12/10/2018

12/13/2018

02/06/2019

02/12/2019

03/07/2019

03/07/2019

03/14/2019

11/19/2019

11/22/2019

12/02/2019

12/09/2019

12/09/2019

12/16/2019

02/05/2020

02/05/2020

02/20/2020

03/10/2020

03/11/2020

03/12/2020

03/16/2020

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

Common Stock

36,710 27,305 38,152 26,647 1,800 2,500 1,000 1,000 31,658 13,632 10,000 1,040 1,100 2,195 2,000 2,000 2,000 1,000 309 31,166 14,027 996 4,000 2,000 1,000 3,000

Exercise or Conversion of Derivative Security

Payment of Exercise Price or Tax Liability

Exercise or Conversion of Derivative Security

Payment of Exercise Price or Tax Liability

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Grant, Award or Other Acquisition

Payment of Exercise Price or Tax Liability

Open Market Purchase

Payment of Exercise Price or Tax Liability

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Grant, Award or Other Acquisition

Payment of Exercise Price or Tax Liability

Payment of Exercise Price or Tax Liability

Open Market Purchase

Open Market Purchase

Open Market Purchase

Open Market Purchase

Dennis M. Loughran	02/06/2019 02/12/2019 02/22/2019 05/08/2019 02/05/2020 02/05/2020 02/20/2020	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	15,770 5,049 512 950 15,816 4,839 457

Grant, Award or Other Acquisition

Payment of Exercise Price or Tax Liability

Payment of Exercise Price or Tax Liability

Payment of Exercise Price or Tax Liability

Grant, Award or Other Acquisition

Payment of Exercise Price or Tax Liability

Payment of Exercise Price or Tax Liability

J. Greg Gibson	02/06/2019 02/12/2019 02/22/2019 05/08/2019 02/05/2020 02/05/2020 02/20/2020 03/11/2020	Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock Common Stock	9,671 3,426 335 578 8,408 2,107 317 130

Grant, Award or Other Acquisition

Payment of Exercise Price or Tax Liability

Payment of Exercise Price or Tax Liability

Payment of Exercise Price or Tax Liability

Grant, Award or Other Acquisition

Payment of Exercise Price or Tax Liability

Payment of Exercise Price or Tax Liability

Open Market Purchase

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any of its subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement, or understanding with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. No Participant has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) that is material to such person’s ability or integrity during the past ten years.

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

PRELIMINARY COPY SUBJECT TO COMPLETION – DATED APRIL 6, 2020

SYNALLOY CORPORATION

4510 COX ROAD, SUITE 201

RICHMOND, VA 23060

VOTE BY INTERNET - www.proxyvoting.com/SYNL

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. ET the day before the meeting date or 11:59 P.M. ET on the Plan Cut-Off Date for the 401(k)/ESOP Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-213- 6370

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. ET the day before the meeting date or 11:59 P.M. ET on the Plan Cut-Off Date for the 401(k)/ESOP Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Michael A. Verrechia, c/o Morrow Sodali, 509 Madison Avenue Suite 1206, New York, New York 10022.

VOTE IN PERSON

You may attend and vote at the Annual Meeting if you were a shareholder of record as of the Record Date, or if you were a beneficial owner of shares held in street name and you have obtained a legal proxy from the broker, bank, trust or other nominee that holds your shares as of ________, 2020, which is the record date for the Annual Meeting

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1. Company’s proposal to elect the eight nominees named in this Proxy Statement to serve on the Company’s Board of Directors, each to hold office until the 2021 Annual Meeting of Shareholders or until his or her respective successor is elected and qualified.

The Board of Directors recommends you vote FOR the following:	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Nominees

01) Craig C. Bram	02) Anthony A. Callander	03) Susan S. Gayner	04) Henry L. Guy
05) Jeffrey Kaczka	06) Amy J. Michtich	07) James W. Terry, Jr.	08) Murray H. Wright

CUMULATIVE VOTING INSTRUCTIONS: Provide below any instructions with respect to how the undersigned’s shares should be cumulatively voted at the Annual Meeting, including the number of shares of Common Stock to be voted for any particular Nominee and/or the name of any Nominee with respect to whom the undersigned is withholding authority to cumulate votes, as applicable. Unless indicated to the contrary in the space provided below, all cumulative votes of such shareholder will be distributed among the nominees at the discretion of the Proxies named herein.

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.	Company’s proposal of the non-binding, advisory resolution approving the compensation of our named executive officers.	For ☐	Against ☐	Abstain ☐
3.	Company’s proposal of the ratification of the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020.	For ☐	Against ☐	Abstain ☐

NOTE: And in the discretion of such proxy agents, upon such other business as may properly come before the meeting or any adjournment or postponement thereof and matters incident to the conduct of the meeting, to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION – DATED APRIL 6, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

SYNALLOY CORPORATION

Annual Meeting of Shareholders

________, 2020 [9:00 AM] ET

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Sally M. Cunningham and Dennis M. Loughran, or either of them, each of them acting individually or in the absence of others, with the full power of substitution, as lawful proxy, and hereby authorizes them to represent and vote all the shares of Common Stock of Synalloy Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Synalloy Corporation to be held at ________ on ________, 2020 at [9:00 a.m.] ET, and at any adjournment or postponement thereof, upon such business as may properly come before the meeting. The undersigned hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

The proxies will vote on the items set forth in the Notice of Annual Meeting and Proxy Statement (receipt of which is hereby acknowledged) as specified on this proxy card and are authorized to vote in their discretion when a vote is not specified. If no specification is made, it is the intention of said proxies to vote the shares represented by the proxy in favor of the proposal. The proxies are also authorized to vote in accordance with their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof and matters incident to the conduct of the Annual Meeting, to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of all the director nominees in Proposal 1; FOR Proposal 2 - approval on the non-binding, advisory resolution approving the compensation of our named executive officers; and FOR Proposal 3 - the ratification of the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020.

The Board of Directors does NOT endorse the nominees put forth by Privet Fund LP, UPG Enterprises LLC and certain of their respective affiliates (collectively, the “Dissident Group”) and strongly urges you to DISCARD all proxy cards or other materials sent to you by the Dissident Group. If you have previously submitted a white proxy card sent to you by the Dissident Group, you can revoke that proxy (including any matter set forth therein, whether or not such matter is listed on the reverse side of this card) by signing and dating this card and returning it in the postage-paid envelope or by voting via the Internet or by telephone by following the instructions provided on the reverse side of this card.

Continued and to be signed on reverse side